LORD ABBETT                                             [LOGO]

2001
ANNUAL
REPORT

LORD ABBETT
BALANCED FUND
HIGH YIELD FUND
LIMITED DURATION
 U.S. GOVERNMENT FUND
U.S. GOVERNMENT FUND

FOR THE YEAR ENDED NOVEMBER 30, 2001

(Unaudited)
INVESTMENT TRUST ANNUAL REPORT
FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2001

DEAR SHAREHOLDERS: We are pleased to provide you with this twelve-month overview of the Funds' strategies and performance for the fiscal year ended November 30, 2001. On this and the following pages, we discuss the factors that influenced performance. As you may notice, we have reformatted our Shareholder Report. By producing these reports in a more efficient manner, we anticipate this will benefit both our current and future shareholders.

       Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

BEST REGARDS,
/s/ Robert S. Dow
ROBERT S. DOW
CHAIRMAN

MARKET OVERVIEW
FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2001

     Just over one month into the 2001 fiscal year, the Federal Reserve Board (the Fed) shifted course, moving from a policy of raising interest rates to slow an overheated economy to the reverse: lowering rates to stimulate the economy. The bond markets anticipated this shift, pushing short-term rates higher than longer-term rates early in the period as a recession seemed more likely.

     Stock markets continued to weaken, amid a worsening outlook for corporate profitability. During much of the fiscal year, most of the disappointing earnings announcements came from large-cap companies or technology concerns. Other underperforming groups for the market-at-large were the telephone, electric utility, and transportation sectors. Following the terrorist attacks on September 11, property and casualty insurance companies also were weakened. As the fiscal year ended, value could be found in economically sensitive sectors, such as consumer discretionary stocks, which would benefit from an economic recovery.

     In the fixed-income markets, the first few months of 2001 saw a sharp reversal of money flowing back into debt markets of a relatively riskier sort, including high-yield corporate bonds. The high-yield rally weakened later on as investor concerns about corporate defaults increased and risk aversion grew. The extraordinary and tragic events of September 11 increased the flight to high-quality, low-risk investment opportunities such as money-market funds, Treasuries and agency securities; yields on short-term securities fell sharply. By fiscal year-end some investors were venturing back into corporate bonds, including high-yield bonds, generating a year-end rally in that market.

     Looking ahead, and barring any future shocks, we expect the U.S. economy to achieve a modest re-acceleration in the first half of 2002. A reviving economy will improve the prospects for profitability for many companies and benefit investors in the Investment Trust's Funds.

LORD ABBETT BALANCED FUND
FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2001

     Balanced Fund uses a "fund of funds" approach, which currently divides assets among Lord Abbett Affiliated Fund, Lord Abbett Bond-Debenture Fund and Lord Abbett Total Return Fund.* Balanced Fund returned 2.2%(1) for the fiscal year ended November 30, 2001. See SEC Standardized Average Annual Total Return on page 5.

AFFILIATED FUND (approximately 60% of Balanced Fund's long-term portfolio)

Q: HOW DID AFFILIATED FUND PERFORM OVER THE YEAR ENDED NOVEMBER 30, 2001?

A: For the year ended November 30, 2001, Lord Abbett Affiliated Fund Class Y shares returned -3.1%,(2) outperforming its value benchmark, the S&P 500 Index,(3) which returned -12.2% in the same period.

Q: WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING PERFORMANCE?

A: Many of the investment strategies that helped Affiliated Fund post strong performance in fiscal 2000 came under pressure in the turbulent first quarter of fiscal 2001. The portfolio's underweight position in consumer cyclical stocks was a key factor in Affiliated Fund's underperformance early in the fiscal year. In the second fiscal quarter, we positioned Affiliated Fund to take advantage of an expected re-acceleration in the economy, adding select consumer cyclicals and basic industries, whose movements tend to be more sensitive to movements in the overall economy. This strategy benefited performance in the period. In the second half of the fiscal year, Affiliated Fund's exposure to defensive stocks such as healthcare, consumer staples and utilities aided performance in a turbulent market.

Q: WHAT IS THE OUTLOOK FOR THE COMING MONTHS?

A: We believe the U.S. economy will bounce back in 2002, given policymakers' aggressive response to economic weakness. A disciplined, long-term investment strategy remains necessary for success as we move from a period of economic slowdown to a period of gradual re-acceleration.

Q: HOW IS AFFILIATED FUND BEING POSITIONED BASED ON THAT OUTLOOK?

A: We will continue to increase the portfolio's exposure to economically sensitive cyclical companies and sectors that tend to perform well during periods of economic recovery. This will include select consumer discretionary, industrials and basic materials stocks.

BOND-DEBENTURE FUND (approximately 31% of Balanced Fund's long-term portfolio)

Q: HOW DID BOND-DEBENTURE FUND PERFORM OVER THE YEAR ENDED NOVEMBER 30, 2001?

A: For the year ended November 30, 2001, the Bond-Debenture Fund Class Y shares returned 8.7%,(2) substantially outperforming its peer group, the Lipper High Current Yield Funds Average,(4) which returned 4.2% in the same period.

Q: WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING PERFORMANCE?

A: The fiscal year began and ended with a rally in the high-yield bond market; price appreciation was particularly strong in bonds issued by mid-cap companies. Bond-Debenture Fund's positive performance reflected those rallies as well as our shift in focus away from fiber optics in the telecommunications sector to wireless or cellular phone companies, where consumer demand kept business brisk and profitable. On the negative side, the portfolio's exposure to convertible bonds detracted from performance early in the year as earnings difficulties in some companies came to light in the period. In the second half of the fiscal year, however, performance was aided by portfolio holdings in convertible bonds of business services, healthcare, energy and pharmaceutical firms. Bond-Debenture Fund enjoyed significant price performance in these areas, a pleasant contrast to the overall convertible market, which declined over much of the fiscal year. We reduced the portfolio's exposure to convertibles at fiscal year-end, increasing, instead, Bond-Debenture Fund's holdings in mortgage-related securities and agency securities.

Q: WHAT IS THE OUTLOOK FOR THE COMING MONTHS?

A: We anticipate a modest economic recovery early in 2002 and expect high-yield bonds to perform well in this environment. Already, investors are demonstrating a desire for higher yields and are willing to take on a bit more risk to achieve that yield by investing in high-yield bonds.

Q: HOW IS BOND-DEBENTURE FUND BEING POSITIONED BASED ON THAT OUTLOOK?

A: We perceive significant value in BB-rated securities, which tend to have a higher equity market capitalization and are currently offering generous yields. Our focus on seeking unusual value in the fixed-income market will continue, and we will remain vigilant in our efforts to diversify the portfolio and provide favorable relative returns to our shareholders.

TOTAL RETURN FUND (approximately 9% of Balanced Fund's long-term portfolio)

Q: TOTAL RETURN FUND WAS ADDED TO BALANCED FUND IN THE SECOND HALF OF THE FISCAL YEAR ENDED NOVEMBER 30, 2001. How did it perform during this period?

A: For the second half of the fiscal year ended November 30, 2001, Total Return Fund Class Y shares returned 6.2%,(2) outperforming its benchmark, the Lehman Brothers Aggregate Bond Index,(5) which returned 5.7% in the same period.

Q: WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING PERFORMANCE?

A: The greatest contributor to performance in the period was the portfolio's decreased weightings in corporate bonds, both in investment grade and high yield, which performed poorly for much of the period. We also continued to sell securities with a significant vulnerability to volatility and declining interest rates in particular, 7% (coupon) 30-year mortgage-backed securities, where pre-payment risk was rising. Proceeds from the sale of these securities were used to increase the portfolio's holdings in Treasury and agency securities. These were profitable investments for Total Return Fund during the period. Detracting slightly from performance were small positions in a few corporate bonds.

Q: WHAT IS THE OUTLOOK FOR THE COMING MONTHS?

A: Although economic uncertainties remain, we anticipate a modest economic recovery in 2002. We believe the Fed is nearing the end of its interest-rate easing cycle; nonetheless we expect interest rates to stay low, given the broadly accommodative monetary and fiscal policies of the government.

Q: HOW IS TOTAL RETURN FUND BEING POSITIONED BASED ON THAT OUTLOOK?

A: Given this outlook, we expect to reduce slightly the portfolio's holding in Treasuries and agency securities and to increase the portfolio's exposure to mortgage-backed securities, which should benefit from a more stable interest-rate environment. As appropriate, selective opportunities in the corporate bond market will also be pursued.


(1) Reflects the percent change in net asset value for Class A shares for the year ended November 30, 2001 and includes the reinvestment of all distributions.
(2) Reflects the percent change in net asset value for Class Y shares for the year ended November 30, 2001 and includes the reinvestment of all distributions. The Fund issues additional classes of shares with distinct pricing options. For a full discussion of the differences in pricing alternatives, please call Lord Abbett Distributor LLC at 800-874-3733 and ask for the current prospectus.
(3) The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock market performance. This popular index includes a representative sample of leading companies in leading industries. An investor cannot invest directly in an index.
(4) The Lipper High Current Yield Funds Average aims at high (relative) current yield from fixed income securities, has no quality or maturity restrictions and tends to invest in lower grade debt issues. An investor cannot invest directly in an average. Source: Lipper Inc., (C)2001 REUTERS. All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper.
(5) The Lehman Brothers Aggregate Bond Index represents securities that are U.S. domestic, taxable, non-convertible and dollar denominated. The index covers the investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. An investor cannot invest directly in an index.
PAST PERFORMANCE IS NO INDICATION OF FUTURE RESULTS. BECAUSE OF ONGOING MARKET VOLATILITY, FUND PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL FLUCTUATION. The investment return and principal value of an investment will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost.
*The Fund is actively managed and, as a result, its asset allocation may change.

BALANCED FUND (UNAUDITED)
INVESTMENT COMPARISON

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell(R) 3000 Index, 60% Russell(R) 3000/40% Lehman Brothers Aggregate Bond Index and Lipper Balanced Funds Average, assuming reinvestment of all dividends and distributions.

[CHART]

                                                                                       60% RUSSELL(R)
                                                      THE FUND                         3000/40% LEHMAN
                              THE FUND            (CLASS A SHARES)                        BROTHERS
                          (CLASS A SHARES)           AT MAXIMUM      RUSSELL(R) 3000     AGGREGATE        LIPPER BALANCED
                         AT NET ASSET VALUE       OFFERING PRICE(1)      INDEX(2)       BOND INDEX(2)    FUNDS AVERAGE(2)
December 27, 94                $10,000                $9,425           $10,000            $10,000            $10,000
        Nov. 95                $12,064               $11,370           $13,461            $12,750            $12,419
             96                $13,603               $12,821           $16,868            $14,996            $14,488
             97                $15,540               $14,647           $21,531            $17,936            $16,910
             98                $16,737               $15,775           $25,634            $20,665            $18,919
             99                $18,419               $17,360           $30,985            $23,250            $20,715
             00                $19,316               $18,206           $29,998            $23,649            $21,216
             01                $19,749               $18,613           $26,632            $23,112            $20,686

Past performance is no guarantee of future results.

                             FISCAL YEAR-END 11/30

               AVERAGE ANNUAL TOTAL RETURN AT MAXIMUM APPLICABLE
              SALES CHARGE FOR THE PERIOD ENDING NOVEMBER 30, 2001

                                    1 YEAR           5 YEARS       LIFE OF FUND
CLASS A(3)                          -3.64%            6.47%             9.39%
CLASS B(4)                          -3.09%                -             3.42%
CLASS C(5)                           0.88%            6.88%             8.81%

30-DAY SEC YIELD FOR THE PERIOD ENDED NOVEMBER 30, 2001:

                           CLASS A           CLASS B        CLASS C         CLASS Y
BALANCED FUND                4.15%            3.86%          3.91%               -
AFFILIATED FUND                  -                -              -           1.44%
BOND-DEBENTURE FUND              -                -              -           8.76%
TOTAL RETURN FUND                -                -              -           5.22%

(1) Reflects the deduction of the maximum initial sales charge of 5.75%.
(2) Performance for each unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of the indices, is not necessarily representative of the Fund's performance. Performance of each index begins on December 31, 1994.
(3) Total return, which is the percent change in value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ending November 30, 2001 using the SEC-required uniform method to compute such return. The Class A Shares were first offered on December 27, 1994.
(4) The Class B shares were first offered on May 1, 1998. Performance reflects the deduction of a CDSC of 5% (for 1 year) and 3% (for the life of the class).
(5) The Class C shares were first offered on July 15, 1996. Performance reflects the deduction of a CDSC of 1% (for 1 year) and 0% (for 5 years and life of the class).

SCHEDULE OF INVESTMENTS
BALANCED FUND NOVEMBER 30, 2001


                                                  VALUE
INVESTMENTS                        SHARES         (000)
--------------------------------------------------------
INVESTMENTS IN UNDERLYING FUNDS 98.00%

LORD ABBETT AFFILIATED
FUND, INC. - Class Y (1)        6,088,130      $ 81,885

LORD ABBETT
BOND-DEBENTURE FUND,
INC. - Class Y (2)              5,418,705        43,241

LORD ABBETT TOTAL RETURN
FUND - Class Y (3)              1,218,872        12,762
                                               --------
TOTAL INVESTMENTS IN
UNDERLYING FUNDS
(Cost $148,441,481)                             137,888
                                               ========
                                  PRINCIPAL
                                   AMOUNT         VALUE
INVESTMENTS                        (000)          (000)
--------------------------------------------------------
SHORT-TERM INVESTMENT 1.27%

DISCOUNT NOTE 1.27%

FEDERAL HOME LOAN
MORTGAGE CORP. 2.01%
DUE 12/3/2001
(Cost $1,784,801)                  $1,785      $  1,785
                                               --------
TOTAL INVESTMENTS 99.27%
(Cost $150,226,282)                            $139,673
                                               ========
See Notes to Financial Statements.

(1) Fund investment objective is to seek long-term growth of capital and income without excessive fluctuations in market value.

(2) Fund investment objective is to provide investors with high current income and the opportunity for capital appreciation to produce a high total return.

(3) Fund investment objective is to provide current income and the opportunity for capital appreciation to produce a high total return.

(Unaudited)

LORD ABBETT HIGH YIELD FUND
FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2001

Q: HOW DID THE FUND PERFORM OVER THE FISCAL YEAR ENDED NOVEMBER 30, 2001?

A: For the fiscal year ended November 30, 2001, Lord Abbett High Yield Fund Class A shares returned 9.1%,(1) significantly outperforming its peers, as measured by the Lipper High Current Yield Funds Average,(2) which returned 4.2% in the same period. See SEC Standardized Average Annual Total Return on page 9.

Q: WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING PERFORMANCE?

A: Performance was bolstered by strong returns on bonds issued by companies in asset-based sectors like cable and energy, as well as other sectors including food, beverage and retail. The cable industry, in particular, offered companies with solid earnings visibility and favorable debt/equity ratios. We reduced the portfolio's exposure to the telecommunications industry but remained market-weighted in the wireless/cellular sub-sector, which outperformed telecoms in general. Careful credit selection in the wireless industry added to performance. Following the attacks of September 11, the airline and leisure-related securities in the portfolio detracted from performance, while healthcare holdings fared well, as many of these companies enjoyed improving revenue streams and overall profitability.

Q: WHAT IS THE OUTLOOK FOR THE COMING MONTHS?

A: Despite the current economic uncertainty, we believe the U.S. economy is fundamentally strong and that, given time, financial assets will perform well. We anticipate a recovery of the economy in the middle of next year and believe there is value to be found in the high-yield sector of the fixed-income markets.

Q: HOW IS THE FUND BEING POSITIONED BASED ON THAT OUTLOOK?

A: We perceive great value in BB-rated bonds, which are currently offering generous yields, and view the current economic slowdown as an opportunity to buy these securities at bargain prices without sacrificing quality. Specifically, we will continue our bias toward wireless telecom; penetration rates remain low while consumer usage of wireless products continues to rise. Cable represents another promising area where we plan to maintain our exposure. We will also seek value among food and beverage services companies that are likely to remain relatively unaffected by a slow economy. As we gain greater clarity on the economic outlook, we will give strong consideration to the bonds of certain cyclical companies, including automotive, chemical and other industrials.

(1) Reflects the percent change in net asset value for Class A shares for the year ended November 30, 2001 and includes the reinvestment of all distributions. The Fund issues additional classes of shares with distinct pricing options. For a full discussion of the differences in pricing alternatives, please call Lord Abbett Distributor LLC at 800 874-3733 and ask for the current prospectus.

(2) The Lipper High Current Yield Funds Average aims at high (relative) current yield from fixed income securities, has no quality or maturity restrictions and tends to invest in lower grade debt issues. An investor cannot invest directly in an average. Source: Lipper Inc., (C)2001 REUTERS. All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper.

PAST PERFORMANCE IS NO INDICATION OF FUTURE RESULTS. BECAUSE OF ONGOING MARKET VOLATILITY, FUND PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL FLUCTUATION. The investment return and principal value of an investment will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

HIGH YIELD FUND (UNAUDITED)

INVESTMENT COMPARISON

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Merrill Lynch High Yield Master Index and the Credit Suisse First Boston High Yield Index, assuming reinvestment of all dividends and distributions.

                         THE FUND (CLASS A SHARES)   THE FUND (CLASS A SHARES)    MERRILL LYNCH HIGH        CREDIT SUISSE FIRST
                             AT NET ASSET VALUE    AT MAXIMUM OFFERING PRICE(1)  YIELD MASTER INDEX(2)  BOSTON HIGH YIELD INDEX(2)
December 31, 98                   $10,000                     $9,525                   $10,000                   $10,000
01/01/1999 - 03/31/1999           $10,343                     $9,852                   $10,108                   $10,164
04/01/1999 - 06/30/1999           $10,332                     $9,841                   $10,176                   $10,282
07/01/1999 - 09/30/1999           $10,248                     $9,761                   $10,049                   $10,117
10/01/1999 - 12/31/1999           $10,657                     $10,151                  $10,157                   $10,328
01/01/2000 - 03/31/2000           $10,480                     $9,982                   $9,974                    $10,195
04/01/2000 - 06/30/2000           $10,584                     $10,081                  $10,037                   $10,241
07/01/2000 - 09/30/2000           $10,616                     $10,112                  $10,173                   $10,311
10/01/2000 - 12/31/2000           $10,335                     $9,844                   $9,772                    $9,790
01/01/2001 - 03/31/2001           $10,866                     $10,350                  $10,379                   $10,272
04/01/2001 - 06/30/2001           $10,685                     $10,177                  $10,247                   $10,208
07/01/2001 - 09/30/2001           $10,259                     $9,771                   $9,833                    $9,802
10/01/2001 - 11/30/2001           $10,929                     $10,410                  $10,451                   $10,350

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                             FISCAL YEAR-END 11/30

               AVERAGE ANNUAL TOTAL RETURN AT MAXIMUM APPLICABLE
              SALES CHARGE FOR THE PERIOD ENDING NOVEMBER 30, 2001

                   1 YEAR          LIFE OF FUND
CLASS A(3)          3.94%            1.40%
CLASS B(4)          3.45%            1.57%
CLASS C(5)          7.50%            2.41%
CLASS Y(6)          9.18%            1.48%

30-DAY SEC YIELD FOR THE PERIOD ENDED NOVEMBER 30, 2001:

CLASS A     CLASS B     CLASS C     CLASS Y
8.89%       8.71%       8.71%         9.60%

(1) Reflects the deduction of the maximum initial sales charge of 4.75%.
(2) Performance for each unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of the indices is not necessarily representative of the Fund's performance.
(3) Total return, which is the percent change in value, after deduction of the maximum initial sales charge of 4.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ending November 30, 2001 using the SEC-required uniform method to compute such return. The Class A shares were first offered on December 31, 1998.
(4) The Class B shares were first offered on December 31, 1998. Performance reflects the deduction of a CDSC of 5% (for 1 year) and 3% (for the life of the class).
(5) The Class C shares were first offered on December 31, 1998. Performance reflects the deduction of a CDSC of 1% (for 1 year) and 0% (for life of the class).
(6) Class Y shares were first offered on May 4, 1999. Performance is at net asset value.

SCHEDULE OF INVESTMENTS
HIGH YIELD FUND NOVEMBER 30, 2001

                                                                                    PRINCIPAL AMOUNT
                                                 INTEREST              MATURITY    IN LOCAL CURRENCY
INVESTMENTS                                          RATE                  DATE                (000)         VALUE
------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS 93.11%

HIGH YIELD CORPORATE DEBT 78.36%

AEROSPACE/DEFENSE 4.00%

ALLIANT TECHSYSTEMS, INC.                           8.50%             5/15/2011      USD         500    $  532,500
BE AEROSPACE                                        9.50%             11/1/2008      USD         500       447,500
L-3 COMMUNICATIONS HOLDINGS, INC.                 10.375%              5/1/2007      USD       1,000     1,087,500
NEWPORT NEWS SHIPBUILDING                           9.25%             12/1/2006      USD         500       533,125
                                                                                                        ----------
TOTAL                                                                                                    2,600,625
                                                                                                        ----------

AUTOMOTIVE 2.17%
DELCO REMY INTL., INC.                             11.00%              5/1/2009      USD         750       776,250
OSHKOSH TRUCK CORP.                                 8.75%              3/1/2008      USD         500       512,500
TENNECO AUTOMOTIVE, INC.                          11.625%            10/15/2009      USD         250       121,250
                                                                                                        ----------
TOTAL                                                                                                    1,410,000
                                                                                                        ----------

BANKING 1.20%
B.F. SAUL SERIES B                                  9.75%              4/1/2008      USD         300       301,500
OCWEN FINANCIAL CORP.                             11.875%             10/1/2003      USD         500       482,500
                                                                                                        ----------
TOTAL                                                                                                      784,000
                                                                                                        ----------

BROADCASTERS 3.25%
ALLBRITTON COMMUNICATIONS CO.                       9.75%            11/30/2007      USD         500       525,000
GRAY COMMUNICATION SYSTEM, INC.                   10.625%             10/1/2006      USD         250       249,060
INTEREP NATIONAL RADIO SALES, INC.                 10.00%              7/1/2008      USD         150        99,750
SINCLAIR BROADCASTING GROUP, INC.*                  8.75%            12/15/2011      USD         250       253,750
SINCLAIR BROADCASTING GROUP, INC.                  10.00%             9/30/2005      USD         500       520,000
TV AZTECA, S.A. DE CV                              10.50%             2/15/2007      USD         500       466,250
                                                                                                        ----------
TOTAL                                                                                                    2,113,810
                                                                                                        ----------

BUILDING MATERIALS 2.36%
AMERICAN BUILDErs & CONTRACTOR SERIES B           10.625%             5/15/2007      USD         250       253,750
AMERICAN STANDARD COS., INC.                        8.25%              6/1/2009      USD         150       159,750
EURAMAX INTL. PLC                                  11.25%             10/1/2006      USD         400       374,000
NORTEK, INC.                                       9.875%             6/15/2011      USD         750       748,125
                                                                                                        ----------
TOTAL                                                                                                    1,535,625
                                                                                                        ----------

CABLE 6.98%
ADELPHIA COMMUNICATIONS CORP.                      10.25%             11/1/2006      USD         500       518,750
CHARTER COMMUNICATIONS HOLDINGS CAPITAL            10.75%             10/1/2009      USD       1,000     1,075,000

                       See Notes to Financial Statements

                                                                                    PRINCIPAL AMOUNT
                                                 INTEREST              MATURITY    IN LOCAL CURRENCY
INVESTMENTS                                          RATE                  DATE                (000)         VALUE
------------------------------------------------------------------------------------------------------------------
COMCAST U.K. CABLE PARTNERS LTD.                   11.20%            11/15/2007      USD         500    $  357,500
FRONTIERVISION HOLDINGS LP                        11.875%             9/15/2007      USD         250       267,500
FRONTIERVISION LP/CAPITAL SERIES B                11.875%             9/15/2007      USD       1,000     1,070,000
GLOBO COMMUNICACOES PARTICIPACOES S.A.*           10.625%             12/5/2008      USD         500       351,250
INSIGHT COMMUNICATIONS (a)                   0.00%/12.25%      2/15/2006 & 2011      USD         500       302,500
NTL COMMUNICATIONS CORP. (a)                0.00%/12.375%      10/1/2003 & 2008      USD         300        67,500
NTL COMMUNICATIONS CORP. SERIES B                  11.50%             10/1/2008      USD         250        91,250
TELEWEST COMMUNICATIONS PLC                        11.00%             10/1/2007      USD         500       397,500
UNITED PAN-EUROPE COMMUNICATIONS N.V.              11.25%             11/1/2009      USD         250        45,000
                                                                                                        ----------
TOTAL                                                                                                    4,543,750
                                                                                                        ----------

CAPITAL GOODS 1.63%
AGCO CORP.                                          9.50%              5/1/2008      USD         500       530,000
NATIONAL EQUIPMENT SERVICES CO. SERIES D           10.00%            11/30/2004      USD         250       213,750
THE MANITOWOC CO., INC.                           10.375%             5/15/2011      USD         350       316,355
                                                                                                        ----------
TOTAL                                                                                                    1,060,105
                                                                                                        ----------

CHEMICALS 3.02%
ACETEX CORP.*                                     10.875%              8/1/2009      USD         250       247,500
HUNTSMAN CORP.*                                     9.50%              7/1/2007      USD         100        10,500
HUNTSMAN ICI CHEMICALS                            10.125%              7/1/2009      USD         250       233,750
IMC GLOBAL, INC.*                                  11.25%              6/1/2011      USD       1,000     1,075,000
TEXAS PETROCHEMICAL CORP.                         11.125%              7/1/2006      USD         500       397,500
                                                                                                        ----------
TOTAL                                                                                                    1,964,250
                                                                                                        ----------

CONSUMER PRODUCTS 3.66%
AMERICAN GREETINGS*                                11.75%             7/15/2008      USD         500       505,000
ELIZABETH ARDEN, INC.                              11.75%              2/1/2011      USD         500       528,750
PENNZOIL - QUAKER STATE CO.*                       10.00%             11/1/2008      USD         400       424,000
SEALY MATTRESS CO. SERIES B (a)             0.00%/10.875%     12/15/2002 & 2007      USD         500       427,500
STEINWAY MUSICAL INSTRUMENTS                        8.75%             4/15/2011      USD         500       497,500
                                                                                                        ----------
TOTAL                                                                                                    2,382,750
                                                                                                        ----------

CONTAINERS 1.80%
OWENS ILLINOIS, INC.                                7.85%             5/15/2004      USD         225       216,000
PORTOLA PACKAGING, INC.                            10.75%             10/1/2005      USD         500       462,500
SWEETHEART CUP CO., INC.                           10.50%              9/1/2003      USD         500       490,000
                                                                                                        ----------
TOTAL                                                                                                    1,168,500
                                                                                                        ----------

                       See Notes to Financial Statements

                                                                                    PRINCIPAL AMOUNT
                                                 INTEREST              MATURITY    IN LOCAL CURRENCY
INVESTMENTS                                          RATE                  DATE                (000)         VALUE
------------------------------------------------------------------------------------------------------------------
DIVERSIFIED MEDIA 2.01%
HERITAGE MEDIA CORP.                                8.75%             2/15/2006      USD         750    $  772,500
LAMAR MEDIA CORP.                                  9.625%             12/1/2006      USD         250       266,250
THE ACKERLEY GROUP, INC.                            9.00%             1/15/2009      USD         250       266,875
                                                                                                        ----------
TOTAL                                                                                                    1,305,625
                                                                                                        ----------

ELECTRIC UTILITIES 1.72%
AEI HOLDING CO. (b)*                               10.50%            12/15/2005      USD         250       132,500
AES CORP.                                          10.25%             7/15/2006      USD       1,000       985,000
                                                                                                        ----------
TOTAL                                                                                                    1,117,500
                                                                                                        ----------

ENERGY 5.09%
CROSS TIMBERS OIL CO.                               9.25%              4/1/2007      USD         250       265,000
ENRON CORP. (b)                                    9.125%              4/1/2003      USD         325        61,776
KCS ENERGY, INC.                                   11.00%             1/15/2003      USD         600       606,000
LONE STAR TECHNOLOGIES, INC.                        9.00%              6/1/2011      USD         500       408,125
MISSION RESOURCES CORP.                           10.875%              4/1/2007      USD         500       470,000
PARKER DRILLING CO.                                 9.75%            11/15/2006      USD         500       502,500
POGO PRODUCING CO.                                10.375%             2/15/2009      USD         500       543,125
RAM ENERGY, INC.                                   11.50%             2/15/2008      USD         500       452,500
                                                                                                        ----------
TOTAL                                                                                                    3,309,026
                                                                                                        ----------

FOOD 3.24%
DEL MONTE FOODS CO.                                 9.25%             5/15/2011      USD         500       533,750
GRUMA S.A. DE CV                                   7.625%            10/15/2007      USD         500       471,250
LAND O LAKES, INC.*                                 8.75%            11/15/2011      USD         500       500,000
LEINER HEALTH PRODUCTS, INC. (b)                   9.625%              7/1/2007      USD         225        18,844
MICHAEL FOODS                                      11.75%              4/1/2011      USD         500       546,250
TWIN LABORATORIES, INC.                            10.25%             5/15/2006      USD         100        37,500
                                                                                                        ----------
TOTAL                                                                                                    2,107,594
                                                                                                        ----------

GAMING 3.47%
AZTAR CORP.*                                        9.00%             8/15/2011      USD         500       528,750
MOHEGAN TRIBAL GAMING AUTHORITY                     8.75%              1/1/2009      USD         500       531,250
PARK PLACE ENTERTAINMENT CORP.                     9.375%             2/15/2007      USD         500       531,250
TRUMP ATLANTIC CITY FUNDING, INC.                  11.25%              5/1/2006      USD         250       158,750
VENETIAN CASINO/LV SANDS                           12.25%            11/15/2004      USD         500       507,500
                                                                                                        ----------
TOTAL                                                                                                    2,257,500
                                                                                                        ----------

                       See Notes to Financial Statements

                                                                                    PRINCIPAL AMOUNT
                                                 INTEREST              MATURITY    IN LOCAL CURRENCY
INVESTMENTS                                          RATE                  DATE                (000)         VALUE
------------------------------------------------------------------------------------------------------------------
HEALTHCARE 4.01%
FRESENIUS MEDICAL CARE CAPITAL TRUST                9.00%             12/1/2006      USD         500   $   517,500
HEALTHSOUTH CORP.                                  10.75%             10/1/2008      USD         500       560,000
INSIGHT HEALTH SERVICES CORP.*                     9.875%             11/1/2011      USD         100       105,500
PRIME MEDICAL SERVICES, INC.                        8.75%              4/1/2008      USD         500       467,500
TRIAD HOSPITALS, INC.                              11.00%             5/15/2009      USD         850       960,500
                                                                                                        ----------
TOTAL                                                                                                    2,611,000
                                                                                                        ----------


HOMEBUILDERS 2.40%
D. R. HORTON, INC.                                 10.00%             4/15/2006      USD       1,000     1,040,000
SCHULER HOMES*                                     9.375%             7/15/2009      USD         500       525,000
                                                                                                        ----------
TOTAL                                                                                                    1,565,000
                                                                                                        ----------

HOTELS 1.93%
FELCOR LODGING LP                                   9.50%             9/15/2008      USD         500       505,000
HOST MARRIOTT LP                                    9.25%             10/1/2007      USD         750       751,875
                                                                                                        ----------
TOTAL                                                                                                    1,256,875
                                                                                                        ----------

INSURANCE 0.37%
CONSECO, INC.                                      10.75%             6/15/2008      USD         500       237,500
                                                                                                        ----------

LEISURE 0.78%
SIX FLAGS, INC.                                     9.50%              2/1/2009      USD         500       510,000
                                                                                                        ----------

MINERALS/METALS 0.80%
CENTURY ALUMINUM CO.                               11.75%             4/15/2008      USD         500       520,000
                                                                                                        ----------

PAPER 0.75%
FOUR M CORP.                                       12.00%              6/1/2006      USD         500       485,000
                                                                                                        ----------

POLLUTION CONTROL 1.59%
ALLIED WASTE NORTH AMERICA, INC.                   10.00%              8/1/2009      USD       1,000     1,035,000
                                                                                                        ----------

PUBLISHING & PRINTING 1.63%
QUEBECOR MEDIA, INC.                              11.125%             7/15/2011      USD         500       542,500
R.H. DONNELLEY, INC.                               9.125%              6/1/2008      USD         500       518,125
                                                                                                        ----------
TOTAL                                                                                                    1,060,625
                                                                                                        ----------

RETAIL 2.57%
ADVANCED STORES CO., INC.                          10.25%             4/15/2008      USD         500       512,500
AMAZON.COM, INC. (a)                         0.00%/10.00%       5/1/2003 & 2008      USD         500       357,500

                       See Notes to Financial Statements

                                                                                    PRINCIPAL AMOUNT
                                                 INTEREST              MATURITY    IN LOCAL CURRENCY
INVESTMENTS                                          RATE                  DATE                (000)         VALUE
------------------------------------------------------------------------------------------------------------------
AUTONATION, INC.*                                   9.00%              8/1/2008      USD         250     $ 257,500
OFFICE DEPOT, INC.                                 10.00%             7/15/2008      USD         500       546,250
                                                                                                        ----------
TOTAL                                                                                                    1,673,750
                                                                                                        ----------

SERVICES 1.28%
ENCOMPASS SERVICES CORP.*                          10.50%              5/1/2009      USD         500       312,500
INTEGRATED ELECTRICAL SERVICES                      9.38%              2/1/2009      USD         500       465,000
IRON MOUNTAIN, INC.                                9.125%             7/15/2007      USD          50        53,250
                                                                                                        ----------
TOTAL                                                                                                      830,750
                                                                                                        ----------

STEEL/METALS 1.00%
ARMCO, INC.                                         9.00%             9/15/2007      USD         500       510,000
REPUBLIC TECHNOLOGY INTL. LLC (B)                  13.75%             7/15/2009      USD         200        14,000
WCI STEEL, INC.                                    10.00%             12/1/2004      USD         250       126,250
                                                                                                        ----------
TOTAL                                                                                                      650,250
                                                                                                        ----------

TECHNOLOGY 0.95%
DYNCORP, LNC.                                       9.50%              3/1/2007      USD         500       512,500
GLOBIX CORP.                                       12.50%              2/1/2010      USD         500       107,500
                                                                                                        ----------
TOTAL                                                                                                      620,000
                                                                                                        ----------

TELECOMMUNICATIONS 10.49%
ALAMOSA DELAWARE, INC.                            13.625%             8/15/2011      USD         500       542,500
AMERICAN TOWER CORP.                               9.375%              2/1/2009      USD         500       427,500
CROWN CASTLE INTL. CORP.                           10.75%              8/1/2011      USD         750       770,625
GLOBAL CROSSING HOLDINGS LTD.                      9.625%             5/15/2008      USD         500        67,500
LEVEL 3 COMMUNICATIONS, INC.                       11.25%             3/15/2010      USD         250       133,750
NEXTEL COMMUNICATIONS, INC.                        12.00%             11/1/2008      USD       1,500     1,383,750
PARTNER COMMUNICATIONS CO. LTD.                    13.00%             8/15/2010      USD         250       250,625
SBA COMMUNICATIONS CORP. (a)                 0.00%/12.00%       3/1/2003 & 2008      USD         500       387,500
SBA COMMUNICATIONS CORP.                           10.25%              2/1/2009      USD         250       216,250
SLOVAK WIRELESS FINANCE CO. (c)                    11.25%             3/30/2007      EUR         250       244,610
TELECORP PCS, INC.                                10.625%             7/15/2010      USD         750       881,250
TIME-WARNER TELECOM, INC.                         10.125%              2/1/2011      USD         250       208,750
TRITON PCS HOLDINGS, INC. (a)                0.00%/11.00%       5/1/2003 & 2008      USD         500       462,500
VERSATEL TELECOM INTL. N.V.                       11.875%             7/15/2009      USD         350       131,250
WESTERN WIRELESS CORP.                             10.50%              6/1/2006      USD         500       522,500
WILLIAMS COMMUNICATIONS GROUP, INC.                11.70%              8/1/2008      USD         250       116,250

                       See Notes to Financial Statements

HIGH YIELD FUND NOVEMBER 30, 2001

                                                                                   PRINCIPAL AMOUNT
                                                 INTEREST              MATURITY    IN LOCAL CURRENCY
INVESTMENTS                                          RATE                  DATE                (000)         VALUE
------------------------------------------------------------------------------------------------------------------
WINSTAR COMMUNICATIONS, INC. (b)                   12.50%             4/15/2008      USD         750      $  3,750
XO COMMUNICATIONS, INC.                            12.50%             4/15/2006      USD         500        72,500
                                                                                                       -----------
TOTAL                                                                                                    6,823,360
                                                                                                       -----------

TEXTILES 2.21%
INTERFACE, INC.                                     9.50%            11/15/2005      USD         500       463,125
LEVI STRAUSS & CO.                                11.625%             1/15/2008      USD         500       427,500
WILLIAM CARTER*                                   10.875%             8/15/2011      USD         500       547,500
                                                                                                       -----------
TOTAL                                                                                                    1,438,125
                                                                                                       -----------
TOTAL HIGH YIELD CORPORATE DEBT (COST $53,076,724)                                                      50,977,895
                                                                                                       ===========
INVESTMENT-GRADE BONDS 9.81%

AUTOMOTIVE 0.41%
NAVISTAR INTL.                                     9.375%              6/1/2006      USD         250       263,750
                                                                                                       -----------
BROADCASTERS 0.77%
FOX/LIBERTY NETWORKS LLC (a)                  0.00%/9.75%      8/15/2002 & 2007      USD         500       500,000
                                                                                                       -----------
CONSUMER PRODUCTS 1.10%
GOODYEAR TIRE & RUBBER CO.                         7.857%             8/15/2011      USD         750       714,699
                                                                                                       -----------
ELECTRIC UTILITIES 0.77%
CALPINE CORP.                                       8.50%             2/15/2011      USD         500       498,672
                                                                                                       -----------
FOOD 1.09%
DEAN FOODS CO.                                     6.625%             5/15/2009      USD         250       223,122
DOLE FOOD CO.                                      7.875%             7/15/2013      USD         500       486,621
                                                                                                       -----------
TOTAL                                                                                                      709,743
                                                                                                       -----------
HEALTHCARE 0.48%
TENET HEALTHCARE CORP.                              9.25%              9/1/2010      USD         250       314,958
                                                                                                       -----------
HOTELS 0.75%
HILTON HOTEL CORP.                                  8.25%             2/15/2011      USD         500       488,386
                                                                                                       -----------
PAPER 0.37%
GEORGIA-PACIFIC GROUP                              8.125%             6/15/2023      USD         250       239,910
                                                                                                       -----------
RETAIL 0.69%
KMART CORP.* (b)                                   9.875%             6/15/2008      USD         500       450,537
                                                                                                       -----------

                        SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                   PRINCIPAL AMOUNT
                                                 INTEREST              MATURITY    IN LOCAL CURRENCY
INVESTMENTS                                          RATE                  DATE                (000)         VALUE
------------------------------------------------------------------------------------------------------------------
SERVICES 1.24%
AVIS GROUP HOLDINGS, INC.                          11.00%              5/1/2009      USD         750     $ 806,250
                                                                                                       -----------
TECHNOLOGY 0.81%
PACKARD BIOSCIENCE CO.                             9.375%              3/1/2007      USD         500       528,125
                                                                                                       -----------
TELECOMMUNICATIONS 1.33%
ROGERS WIRELESS, INC                               9.625%              5/1/2011      USD         500       526,250
VOICESTREAM WIRELESS CORP.                        10.375%            11/15/2009      USD         300       341,250
                                                                                                       -----------
TOTAL                                                                                                      867,500
                                                                                                       -----------
TOTAL INVESTMENT-GRADE BONDS (COST $6,075,229)                                                           6,382,530
                                                                                                       ===========
CONVERTIBLE DEBT 1.94%

ADVERTISING 0.61%
GETTY IMAGES, INC.                                  5.00%             3/15/2007      USD         500       398,750
                                                                                                       -----------
PUBLISHING & PRINTING 0.36%
MAIL-WELL, INC.                                     5.00%             11/1/2002      USD         250       231,250
                                                                                                       -----------
RETAIL-SPECIALTY 0.65%
CENTRAL GARDEN & PET CO.                            6.00%            11/15/2003      USD         500       423,750
                                                                                                       -----------
TECHNOLOGY 0.32%
CYPRESS SEMICONDUCTOR CORP.                         3.75%              7/1/2005      USD         250       208,750
                                                                                                       -----------
TOTAL CONVERTIBLE DEBT (COST $1,235,173)                                                                 1,262,500
                                                                                                       ===========

                                                                                              SHARES
                                                                                              ------
CONVERTIBLE PREFERRED STOCK 1.35%

ELECTRIC UTILITIES 1.35%
DOMINION RESOURCES, INC. (COST $905,600)            9.50%                                     15,000       879,000
                                                                                                       -----------
NON-CONVERTIBLE PREFERRED STOCK 1.65%

CABLE 1.65%
CSC HOLDINGS, INC. (COST $1,081,250)               11.75%                                     10,000     1,075,000
                                                                                                       -----------

                        SEE NOTES TO FINANCIAL STATEMENTS.


INVESTMENTS                                                                                  SHARES          VALUE
------------------------------------------------------------------------------------------------------------------
WARRANT 0.00%

STEEL/METAL 0.00%
REPUBLIC TECHNOLOGIES INT'l. LLC WARRANT EXPIRING 7/15/2009*
(COST $2)                                                                                        200   $         2
                                                                                                       -----------
TOTAL LONG-TERM INVESTMENTS 93.11% (Cost $62,373,978)                                                   60,576,927
                                                                                                       ===========


                                                                                           PRINCIPAL
                                                                                              AMOUNT
                                                                                             (000)
                                                                                           ---------
SHORT-TERM INVESTMENT 2.67%

COMMERCIAL PAPER 2.67%
UBS FINANCE LLC 2.15% DUE 12/3/2001 (COST $1,739,792)                                         $1,740     1,739,792
                                                                                                       -----------
TOTAL INVESTMENTS 95.78% (COST $64,113,770)                                                            $62,316,719
                                                                                                       ===========

(a) Deferred-interest debentures pay no interest for a stipulated number of years, after which they pay a predetermined coupon rate.
(b)  Defaulted security.
(c)  Foreign security.
 *   Restricted security under Rule 144A.
EUR - Euros



                        SEE NOTES TO FINANCIAL STATEMENTS.

(UNAUDITED)
-------------------------------------------------------------------------------
LORD ABBETT LIMITED DURATION U.S. GOVERNMENT FUND
FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2001

Q: HOW DID THE FUND PERFORM OVER THE FISCAL YEAR ENDED NOVEMBER 30, 2001?

A: For the fiscal year ended November 30, 2001, the Lord Abbett Limited Duration U.S. Government Fund Class A shares returned 8.3%,(1) underperforming its benchmark, the Lipper Short-Intermediate U.S. Government Funds Average,(2) which returned 9.3% in the same period. See SEC Standardized Average Annual Total Return on page 19.

Q: WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING PERFORMANCE?

A: Strength came largely from the portfolio's short-term agency securities, where we had a relatively large position in Fannie Mae and Freddie Mac debentures and in collateralized mortgage obligations. Early in the year, we reduced the portfolio's exposure to high-coupon mortgage-backed securities where pre-payment risk was rising as interest rates declined. The portfolio's holdings in U.S. Treasury Note Inflation Index bonds ("TIPS") also added to performance. Detracting from the Fund's relative performance against the benchmark was the portfolio's underweighting in short-term Treasury securities which performed well in the flight-to-quality environment.

Q: WHAT IS THE OUTLOOK FOR THE COMING MONTHS?

A: Although economic uncertainties remain, we anticipate a modest economic recovery in 2002. Given the modest nature of the recovery, interest rates are likely to remain low.

Q: HOW IS THE FUND BEING POSITIONED BASED ON THAT OUTLOOK?

A: Given this outlook, we expect to reduce slightly the portfolio's holding in Treasuries and agency securities and to increase the portfolio's exposure to mortgage-backed securities, which should benefit from a more stable interest-rate environment.






(1) Reflects the percent change in net asset value for Class A shares for the year ended November 30, 2001 and includes the reinvestment of all distributions. The Fund issues additional classes of shares with distinct pricing options. For a full discussion of the differences in pricing alternatives, please call Lord Abbett Distributor LLC at 800-874-3733 and ask for the current prospectus.

(2) Source: Lipper Inc., (C)2001 REUTERS. All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper.

PAST PERFORMANCE IS NO INDICATION OF FUTURE RESULTS. BECAUSE OF ONGOING MARKET VOLATILITY, FUND PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL FLUCTUATION. The investment return and principal value of an investment will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

LIMITED DURATION U.S. GOVERNMENT FUND (UNAUDITED)
-------------------------------------------------------------------------------

INVESTMENT COMPARISON

Below is a comparison of a $10,000 investment in Class A shares with the same investment in Lipper Short U.S. Government Fund Average, Lipper Intermediate U.S. Government Fund Average, and Lehman Intermediate Government Bond Index, assuming reinvestment of all dividends and distributions.

                      THE FUND                 THE FUND           LIPPER SHORT    LIPPER INTERMEDIATE  LEHMAN INTERMEDIATE
                  (CLASS A SHARES)       (CLASS A SHARES) AT     U.S. GOVERNMENT    U.S. GOVERNMENT        GOVERNMENT
                 AT NET ASSET VALUE   MAXIMUM OFFERING PRICE(1)  FUND AVERAGE(2)    FUND AVERAGE(2)       BOND INDEX(2)
                 ------------------   -------------------------  ---------------  -------------------  -------------------
October 31, 93        $10,000                   $9,675               $10,000            $10,000              $10,000
        Nov 93         $9,979                   $9,655               $9,982              $9,912              $9,951
            94         $9,672                   $9,357               $10,006             $9,519              $9,785
            95        $10,579                  $10,235               $10,948            $10,942              $11,123
            96        $10,888                  $10,534               $11,523            $11,483              $11,752
            97        $11,480                  $11,107               $12,129            $12,192              $12,491
            98        $12,292                  $11,892               $12,872            $13,216              $13,605
            99        $12,667                  $12,255               $13,239            $13,104              $13,769
            00        $13,684                  $13,239               $14,063            $14,169              $14,901
            01        $14,815                  $14,334               $15,211            $15,546              $16,520

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.


                              FISCAL YEAR-END 11/30
                AVERAGE ANNUAL TOTAL RETURN AT MAXIMUM APPLICABLE
              SALES CHARGE FOR THE PERIOD ENDING NOVEMBER 30, 2001

                       1 YEAR     5 YEARS     LIFE OF FUND
                       ------     -------     ------------
CLASS A(3)              4.96%      5.65%          4.57%
CLASS C(4)              6.12%      5.25%          5.65%

30-DAY SEC YIELD FOR THE PERIOD ENDED NOVEMBER 30, 2001:

                          CLASS A     CLASS C
                           3.56%       2.64%

(1)  Reflects the deduction of maximum initial sales charge of 3.25%.

(2) Performance for the unmanaged Lipper Short U.S. Government Fund Average and Lipper Intermediate U.S. Government Fund Average reflect transaction cost, management fees or sale charges. Whereas, performance for the unmanaged Lehman Intermediate Government Bond Index does not reflect transaction costs, management fees or sales charges. The performance of the indices is not necessarily representative of the Fund's performance. Performance for all indices begins on October 31, 1993.

(3) The Class A shares commenced operations on November 4, 1993. Total return, which is the percent change in value, after deduction of the maximum initial sales charge of 3.25% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ending November 30, 2001 using the SEC-required uniform method to compute such return.

(4) The Class C shares commenced operations on July 15, 1996. Performance reflects the deduction of a CDSC of 1% (for 1 year) and 0% (for 5 years and life of the class).

SCHEDULE OF INVESTMENTS
LIMITED DURATION U.S. GOVERNMENT FUND NOVEMBER 30, 2001

                                                                                         PRINCIPAL
                                                          INTEREST          MATURITY        AMOUNT
INVESTMENTS                                                   RATE              DATE         (000)           VALUE
------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS 88.00%

AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 4.88%
FEDERAL NATIONAL MORTGAGE ASSOC.                             6.19%          9/1/2008         $ 106       $ 111,223
FEDERAL NATIONAL MORTGAGE ASSOC.                             6.30%          1/1/2008            29          30,250
FEDERAL NATIONAL MORTGAGE ASSOC.                             6.34%          1/1/2008            28          29,623
FEDERAL NATIONAL MORTGAGE ASSOC.                             6.40%         12/1/2007           700         740,261
FEDERAL NATIONAL MORTGAGE ASSOC.                             6.43%          1/1/2008            29          30,421
FEDERAL NATIONAL MORTGAGE ASSOC.                             6.54%          1/1/2005            29          30,542
FEDERAL NATIONAL MORTGAGE ASSOC.                             6.58%         11/1/2004           287         303,591
FEDERAL NATIONAL MORTGAGE ASSOC.                             6.62%         10/1/2007            77          81,778
FEDERAL NATIONAL MORTGAGE ASSOC.                             6.759%         4/1/2004            53          56,140
FEDERAL NATIONAL MORTGAGE ASSOC.                             6.81%          8/1/2004            65          69,269
FEDERAL NATIONAL MORTGAGE ASSOC.                             6.85%          8/1/2004            65          69,120
FEDERAL NATIONAL MORTGAGE ASSOC.                             6.925%         4/1/2006            14          14,745
FEDERAL NATIONAL MORTGAGE ASSOC.                             7.13%          5/1/2004           191         202,982
FEDERAL NATIONAL MORTGAGE ASSOC.                             7.245%         9/1/2003           304         314,821
FEDERAL NATIONAL MORTGAGE ASSOC.                             7.285%         7/1/2003           427         445,781
                                                                                                       -----------
TOTAL                                                                                                    2,530,547
                                                                                                       -----------
COLLATERALIZED MORTGAGE OBLIGATIONS 23.39%
FEDERAL HOME LOAN MORTGAGE CORP. 1595 F                      2.475%(a)    10/15/2013           328         328,528
FEDERAL HOME LOAN MORTGAGE CORP. 1601 FA                     2.525%(a)    10/15/2008           107         107,046
FEDERAL HOME LOAN MORTGAGE CORP. 1558 F                      2.525%(a)     5/15/2022            38          38,163
FEDERAL HOME LOAN MORTGAGE CORP. 1602 FH                     2.525%(a)    10/15/2023            33          32,827
FEDERAL HOME LOAN MORTGAGE CORP. 1377 F                      2.625%(a)     9/15/2007           419         421,148
FEDERAL HOME LOAN MORTGAGE CORP. 1550 FB                     2.625%(a)     7/15/2008           299         299,378
FEDERAL HOME LOAN MORTGAGE CORP. 1635 O                      2.625%(a)    12/15/2008           790         792,528
FEDERAL HOME LOAN MORTGAGE CORP. 1718 F                      2.625%(a)     2/15/2021            52          51,936
FEDERAL HOME LOAN MORTGAGE CORP. 1611 G                      2.625%(a)     5/15/2021           686         687,116
FEDERAL HOME LOAN MORTGAGE CORP. 1630 FC                     2.625%(a)    10/15/2022           486         487,752
FEDERAL HOME LOAN MORTGAGE CORP. 1856 F                      2.625%(a)     3/15/2024           174         174,112
FEDERAL HOME LOAN MORTGAGE CORP. 1551 JA                     2.675%(a)     7/15/2008           210         211,068
FEDERAL HOME LOAN MORTGAGE CORP. 1577 PG                     5.50%         3/15/2021           386         389,270
FEDERAL HOME LOAN MORTGAGE CORP. 1590 FA                     5.50%         1/15/2019           113         114,018
FEDERAL HOME LOAN MORTGAGE CORP. 2138 JC                     5.75%         7/15/2007           249         252,067
FEDERAL HOME LOAN MORTGAGE CORP. 1628 G                      5.85%         8/15/2019           114         115,222
FEDERAL HOME LOAN MORTGAGE CORP. 2055 OA                     6.00%        12/15/2005             5           4,701

                        SEE NOTES TO FINANCIAL STATEMENTS.

LIMITED DURATION U.S. GOVERNMENT FUND NOVEMBER 30, 2001

                                                                                         PRINCIPAL
                                                          INTEREST          MATURITY        AMOUNT
INVESTMENTS                                                   RATE              DATE         (000)           VALUE
------------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORP. 1506 PG                     6.00%        10/15/2006         $ 115       $ 115,763
FEDERAL HOME LOAN MORTGAGE CORP. 1601 PG                     6.00%        12/15/2006            58          58,313
FEDERAL HOME LOAN MORTGAGE CORP. 2112 TA                     6.00%         1/15/2007            25          25,042
FEDERAL HOME LOAN MORTGAGE CORP. 1598 G                      6.00%         2/15/2007           158         159,239
FEDERAL HOME LOAN MORTGAGE CORP. 1647 PG                     6.00%         8/15/2007           176         177,943
FEDERAL HOME LOAN MORTGAGE CORP. 1531 I                      6.00%         9/15/2007            34          34,125
FEDERAL HOME LOAN MORTGAGE CORP. 1785 B                      6.00%         3/15/2008            90          90,335
FEDERAL HOME LOAN MORTGAGE CORP. 2121 MA                     6.00%         3/15/2008            52          51,772
FEDERAL HOME LOAN MORTGAGE CORP. 1587 KA                     6.00%         7/15/2008            32          32,000
FEDERAL HOME LOAN MORTGAGE CORP. 1679 H                      6.00%        11/15/2008            29          30,139
FEDERAL HOME LOAN MORTGAGE CORP. 2137 UB                     6.00%        11/15/2008           287         287,304
FEDERAL HOME LOAN MORTGAGE CORP. 2114 PB                     6.00%         2/15/2014           100         101,531
FEDERAL HOME LOAN MORTGAGE CORP. 2076 PB                     6.00%        10/15/2017           249         252,988
FEDERAL HOME LOAN MORTGAGE CORP. 2078 PA                     6.00%        12/15/2018            28          28,991
FEDERAL HOME LOAN MORTGAGE CORP. 1590 F                      6.00%         1/15/2019            84          84,583
FEDERAL HOME LOAN MORTGAGE CORP. 1610 PG                     6.00%         3/15/2019           459         463,255
FEDERAL HOME LOAN MORTGAGE CORP. 1609 F                      6.00%         6/15/2019            47          47,214
FEDERAL HOME LOAN MORTGAGE CORP. 1658 AC                     6.00%        10/15/2019             5           5,431
FEDERAL HOME LOAN MORTGAGE CORP. 1669 FA                     6.15%         7/15/2020           314         318,950
FEDERAL HOME LOAN MORTGAGE CORP. 1553 E                      6.25%         4/15/2007            35          35,006
FEDERAL HOME LOAN MORTGAGE CORP. 1541 F                      6.25%         5/15/2019            69          69,585
FEDERAL HOME LOAN MORTGAGE CORP. 1503 PG                     6.45%        12/15/2018            22          22,372
FEDERAL HOME LOAN MORTGAGE CORP. 1513 K                      6.50%         8/15/2006           190         190,926
FEDERAL HOME LOAN MORTGAGE CORP. 1701 A                      6.50%        10/15/2008           182         182,425
FEDERAL HOME LOAN MORTGAGE CORP. 1477 F                      6.65%         5/15/2018            41          40,809
FEDERAL HOME LOAN MORTGAGE CORP. 1519 F                      6.75%         3/15/2007             9           8,960
FEDERAL HOME LOAN MORTGAGE CORP. 1376 E                      7.50%        12/15/2020             -(b)          136
FEDERAL HOME LOAN MORTGAGE CORP. 1254 I                      8.00%         7/15/2021             1           1,041
FEDERAL NATIONAL MORTGAGE ASSOC. 1996-53 FA                  2.475%(a)    12/25/2003            31          30,597
FEDERAL NATIONAL MORTGAGE ASSOC. 1993-194 F                  2.525%(a)     6/25/2008           532         533,388
FEDERAL NATIONAL MORTGAGE ASSOC. 1993-209 F                  2.525%(a)     8/25/2008           165         165,352
FEDERAL NATIONAL MORTGAGE ASSOC. 1994-89 FA                  2.575%(a)     3/25/2009           352         354,466
FEDERAL NATIONAL MORTGAGE ASSOC. G94-7 F                     2.575%(a)    12/17/2019           142         142,336
FEDERAL NATIONAL MORTGAGE ASSOC. G94-1 F                     2.575%(a)     1/25/2024            57          57,944
FEDERAL NATIONAL MORTGAGE ASSOC. 1994-50 FD                  2.575%(a)     3/25/2024            28          28,212
FEDERAL NATIONAL MORTGAGE ASSOC. 1992-141 FA                 2.625%(a)     8/25/2007           117         116,883
FEDERAL NATIONAL MORTGAGE ASSOC. 1993-173 F                  2.625%(a)     9/25/2008           303         304,656

                        SEE NOTES TO FINANCIAL STATEMENTS.

LIMITED DURATION U.S. GOVERNMENT FUND NOVEMBER 30, 2001

                                                                                         PRINCIPAL
                                                          INTEREST          MATURITY        AMOUNT
INVESTMENTS                                                   RATE              DATE         (000)           VALUE
------------------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOC. 1992-143 FC                 2.725%(a)    10/25/2021          $ 22       $  22,277
FEDERAL NATIONAL MORTGAGE ASSOC. 1993-221 FC                 2.775%(a)     3/25/2008           325         325,471
FEDERAL NATIONAL MORTGAGE ASSOC. G92-53 F                    2.875%(a)     4/25/2022            15          14,539
FEDERAL NATIONAL MORTGAGE ASSOC. 1993-212 FB                 4.028%(a)    11/25/2008            19          18,914
FEDERAL NATIONAL MORTGAGE ASSOC. 1992-143 FI                 4.178%(a)     4/25/2022            25          25,204
FEDERAL NATIONAL MORTGAGE ASSOC. 1999-19 KA                  5.75%         9/25/2007           824         833,942
FEDERAL NATIONAL MORTGAGE ASSOC. 1993-55 H                   6.00%         9/25/2006            45          45,043
FEDERAL NATIONAL MORTGAGE ASSOC. 1993-131 D                  6.00%         6/25/2007            33          33,464
FEDERAL NATIONAL MORTGAGE ASSOC. 1993-188 L                  6.00%         4/25/2008           140         143,625
FEDERAL NATIONAL MORTGAGE ASSOC. 1994-40 H                   6.00%        10/25/2020           173         174,619
FEDERAL NATIONAL MORTGAGE ASSOC. 1993-43 G                   6.25%         1/25/2007            11          11,359
FEDERAL NATIONAL MORTGAGE ASSOC. 1993-129 E                  6.25%         2/25/2007            65          65,781
FEDERAL NATIONAL MORTGAGE ASSOC. 1993-93 E                   6.25%         4/25/2007           160         160,667
FEDERAL NATIONAL MORTGAGE ASSOC. 1993-85 PG                  6.25%         5/25/2007            61          62,011
FEDERAL NATIONAL MORTGAGE ASSOC. 1993-71 PG                  6.25%         7/25/2007           424         425,723
FEDERAL NATIONAL MORTGAGE ASSOC. 1993-186 G                  6.25%         3/25/2008            39          40,069
FEDERAL NATIONAL MORTGAGE ASSOC. 1993-140 G                  6.25%         2/25/2012            71          71,847
FEDERAL NATIONAL MORTGAGE ASSOC. 1993-103 PG                 6.25%         6/25/2019            81          81,829
FEDERAL NATIONAL MORTGAGE ASSOC. 1993-139 G                  6.25%         7/25/2019            46          46,276
FEDERAL NATIONAL MORTGAGE ASSOC. G93-32 PG                   6.25%        11/25/2019            57          57,807
FEDERAL NATIONAL MORTGAGE ASSOC. 1993-102 G                  6.25%         1/25/2020           214         215,136
FEDERAL NATIONAL MORTGAGE ASSOC. 1999-54 PA                  6.50%        11/18/2010             3           3,048
FEDERAL NATIONAL MORTGAGE ASSOC. G92-53 A                    7.00%         9/25/2002            29          28,908
FEDERAL NATIONAL MORTGAGE ASSOC. 1996-26 E                   7.00%        10/25/2009            71          72,923
                                                                                                       -----------
TOTAL                                                                                                   12,137,374
                                                                                                       -----------
FEDERAL HOME LOAN MORTGAGE
CORPORATION PASS-THROUGH SECURITIES 11.58%
FEDERAL HOME LOAN MORTGAGE CORP.                             6.50%      2003 to 2006            23          23,693
FEDERAL HOME LOAN MORTGAGE CORP.                             6.50%   To be announced         4,900       4,941,356
FEDERAL HOME LOAN MORTGAGE CORP.                             7.00%   To be announced         1,000       1,029,690
FEDERAL HOME LOAN MORTGAGE CORP. -
GOLD PROGRAM                                                 8.50%         12/1/2002            12          11,859
                                                                                                       -----------
TOTAL                                                                                                    6,006,598
                                                                                                       -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
PASS-THROUGH SECURITIES 16.11%
FEDERAL NATIONAL MORTGAGE ASSOC.                             5.50%         11/1/2003            32          32,630

                        SEE NOTES TO FINANCIAL STATEMENTS.

LIMITED DURATION U.S. GOVERNMENT FUND NOVEMBER 30, 2001

                                                                                         PRINCIPAL
                                                          INTEREST          MATURITY        AMOUNT
INVESTMENTS                                                   RATE              DATE         (000)           VALUE
------------------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOC.                             6.00%      2003 to 2016       $ 3,344     $ 3,388,835
FEDERAL NATIONAL MORTGAGE ASSOC.                             6.00%   To be announced           630         637,481
FEDERAL NATIONAL MORTGAGE ASSOC.                             6.00%   To be announced         1,715       1,689,807
FEDERAL NATIONAL MORTGAGE ASSOC.                             6.50%      2002 to 2011           616         634,969
FEDERAL NATIONAL MORTGAGE ASSOC.                             7.00%      2005 to 2015           208         215,935
FEDERAL NATIONAL MORTGAGE ASSOC.                             7.00%   To be announced         1,690       1,757,076
FEDERAL NATIONAL MORTGAGE ASSOC.                             7.50%          2/1/2002             1             795
                                                                                                       -----------
TOTAL                                                                                                    8,357,528
                                                                                                       -----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
PASS-THROUGH SECURITIES 0.59%
GOVERNMENT NATIONAL MORTGAGE ASSOC.                          6.50%         9/15/2002             3           2,650
GOVERNMENT NATIONAL MORTGAGE ASSOC.                          7.00%         4/15/2028           165         171,221
GOVERNMENT NATIONAL MORTGAGE ASSOC.                         10.00%         6/15/2019            17          19,601
GOVERNMENT NATIONAL MORTGAGE ASSOC.                         10.50%      2018 to 2020            99         111,583
                                                                                                       -----------
TOTAL                                                                                                      305,055
                                                                                                       -----------
U.S. GOVERNMENT AGENCY DEBENTURES 26.15%
FEDERAL NATIONAL MORTGAGE ASSOC.                             5.50%         2/15/2006         9,600       9,998,976
FEDERAL NATIONAL MORTGAGE ASSOC.                             7.00%         7/15/2005         3,263       3,570,929
                                                                                                       -----------
TOTAL                                                                                                   13,569,905
                                                                                                       -----------
U.S. TREASURY OBLIGATIONS 5.30%
U.S TREASURY NOTE                                            5.625%        5/15/2008         2,418       2,575,170
U.S. TREASURY NOTE INFLATION INDEX                           3.875%        1/15/2009           158         177,467
                                                                                                       -----------
TOTAL                                                                                                    2,752,637
                                                                                                       -----------
TOTAL LONG-TERM INVESTMENTS 88.00% (COST $45,413,263)                                                   45,659,644
                                                                                                       ===========
SHORT-TERM INVESTMENT 20.69%

REPURCHASE AGREEMENT 20.69%
REPURCHASE AGREEMENT DATED 11/30/2001 FROM
J.P. MORGAN CHASE & CO. COLLATERALIZED                       2.15%         12/3/2001        10,735      10,735,000
BY $10,385,000 OF FEDERAL NATIONAL MORTGAGE                                                            ===========
ASSOC. AT 6.40% DUE 5/14/2009;
VALUE-$10,734,975; PROCEEDS: $10,736,923 (Cost $10,735,000)
TOTAL INVESTMENTS 108.69% (Cost $56,148,263)                                                           $56,394,644
                                                                                                       ===========

(a) Variable rate security. The interest rate represents the rate at November 30, 2001.
(b) Amount represents less than $1,000 Principal.

                        SEE NOTES TO FINANCIAL STATEMENTS.

(Unaudited)
-------------------------------------------------------------------------------
LORD ABBETT U.S. GOVERNMENT FUND
FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2001

Q: HOW DID THE FUND PERFORM OVER THE FISCAL YEAR ENDED NOVEMBER 30, 2001?

A: For the fiscal year ended November 30, 2001, Lord Abbett U.S. Government Fund Class A shares returned 9.6%,(1) outperforming its peer group, as measured by the Lipper General U.S. Government Funds Average,(2) which returned 9.3% in the same period. See SEC Standardized Average Annual Total Return on page 25.

Q: WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING PERFORMANCE?

A: Strength came largely from the portfolio's agency securities, where we had a relatively large position in Fannie Mae and Freddie Mac debentures and in low-coupon mortgage-backed securities. Also adding to performance was our strategy to sell 7% (coupon) 30-year mortgage-backed securities where pre-payment risk was rising.

The portfolio's holdings were concentrated in the five-to-10-year maturity range throughout the period. This, too, benefited performance since shorter maturities were volatile. The portfolio's holdings in TIPs bonds also contributed to performance. The portfolio's increased holdings in TIPs, while not large, reflected our expectation that bond investors will grow more concerned about future inflation given the expansionary policies of the government.

Q: WHAT IS THE OUTLOOK FOR THE COMING MONTHS?

A: Although economic uncertainties remain, we anticipate a modest economic recovery in 2002. Given the modest nature of the recovery, interest rates are likely to remain low.

Q: HOW IS THE FUND BEING POSITIONED BASED ON THAT OUTLOOK?

A: Given this outlook, we expect to reduce slightly the portfolio's holding in Treasuries and agency securities and to increase the portfolio's exposure to mortgage-backed securities, which should benefit from a more stable interest-rate environment.




(1) Reflects the percent change in net asset value for Class A shares for the year ended November 30, 2001 and includes the reinvestment of all distributions. The Fund issues additional classes of shares with distinct pricing options. For a full discussion of the differences in pricing alternatives, please call Lord Abbett Distributor LLC at 800-874-3733 and ask for the current prospectus.

(2) The Lipper General U.S. Government Funds Average is based on the performance of a universe of funds that invest at least 65% of their assets in U.S. Government and agency issues. An investor cannot invest directly in an average.

Source: Lipper Inc.(C)2001 REUTERS. All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper.

PAST PERFORMANCE IS NO INDICATION OF FUTURE RESULTS. BECAUSE OF ONGOING MARKET VOLATILITY, FUND PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL
FLUCTUATION. The investment return and principal value of an investment will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

U.S. GOVERNMENT FUND (UNAUDITED)
-------------------------------------------------------------------------------

INVESTMENT COMPARISON

Below is a comparison of a $10,000 investment in Class A shares with the same investment in both the Lipper General U.S. Government Bond Fund Average and the Lehman Government Bond Index, assuming reinvestment of all dividends and distributions.

                                                                                                       LIPPER GENERAL
                       THE FUND (CLASS A SHARES)    THE FUND (CLASS A SHARES)   LEHMAN GOVERNMENT      U.S. GOVERNMENT
                          AT NET ASSET VALUE      AT MAXIMUM OFFERING PRICE(1)    BOND INDEX(2)     BOND FUND AVERAGE(2)
December 31, 91                 $10,000                      $9,525                  $10,000               $10,000
Nov 92                          $10,923                      $10,404                 $10,907               $10,860
                  93            $12,092                      $11,517                 $12,222               $12,020
                  94            $11,578                      $11,028                 $11,784               $11,491
                  95            $13,302                      $12,670                 $13,834               $13,443
                  96            $13,890                      $13,230                 $14,567               $14,044
                  97            $14,813                      $14,110                 $15,638               $14,991
                  98            $16,126                      $15,360                 $17,319               $16,383
                  99            $16,010                      $15,249                 $17,080               $16,036
                  00            $17,399                      $16,573                 $18,841               $17,492
                  01            $19,073                      $18,167                 $20,787               $19,114

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                   FISCAL YEAR-END 11/30
                   AVERAGE ANNUAL TOTAL RETURN AT MAXIMUM APPLICABLE
                  SALES CHARGE FOR THE PERIOD ENDING NOVEMBER 30, 2001

                      1 YEAR      5 YEARS   LIFE OF FUND
CLASS A(3)             4.22%       5.53%       6.14%
CLASS B(4)             3.56%       5.50%       6.37%
CLASS C(5)             7.93%       5.88%       6.70%

30-DAY SEC YIELD FOR THE PERIOD ENDED NOVEMBER 30, 2001:

                      CLASS A      CLASS B     CLASS C
                      --------     -------     -------
                       3.61%        3.15%       3.15%

(1) Reflects the deduction of the maximum initial sales charge of 4.75%.

(2) Performance for the unmanaged Lipper General U.S. Government Bond Fund Average does reflect transaction costs, management fees or sales charges. Whereas, performance for the unmanaged Lehman Government Bond Index does not reflect transaction costs, management fees or sales charges. The performance of the indices is not necessarily representative of the Fund's performance.

(3) Total return, which is the percent change in value, after deduction of the maximum initial sales charge of 4.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ending November 30, 2001 using the SEC-required uniform method to compute such return. The Class A shares commenced operations on January 1, 1982.

(4) The Class B shares commenced operations on August 1, 1996. Performance reflects the deduction of a CDSC of 5% (for 1 year), 2% (for 5 years) and 0% (for the life of the class).

(5) The Class C shares commenced operations on July 15, 1996. Performance reflects the deduction of a CDSC of 1% (for 1 year) and 0% (for 5 years and for life of the class).

SCHEDULE OF INVESTMENTS
U.S. GOVERNMENT FUND NOVEMBER 30, 2001

                                                                                         PRINCIPAL
                                                          INTEREST          MATURITY        AMOUNT
INVESTMENTS                                                   RATE              DATE         (000)           VALUE
------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS 97.84%

AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 13.15%
FEDERAL NATIONAL MORTGAGE ASSOC.                            5.56%         11/1/2008      $ 4,209       $ 4,271,378
FEDERAL NATIONAL MORTGAGE ASSOC.                            5.71%          1/1/2009        3,864         3,948,014
FEDERAL NATIONAL MORTGAGE ASSOC.                            5.73%         12/1/2008        4,922         5,036,141
FEDERAL NATIONAL MORTGAGE ASSOC.                            5.77%         10/1/2008        3,177         3,258,658
FEDERAL NATIONAL MORTGAGE ASSOC.                            5.825%        11/1/2008        3,264         3,356,998
FEDERAL NATIONAL MORTGAGE ASSOC.                            5.881%(a)      2/1/2019        1,092         1,118,980
FEDERAL NATIONAL MORTGAGE ASSOC.                            6.045%         4/1/2009        5,886         6,113,739
FEDERAL NATIONAL MORTGAGE ASSOC.                            6.08%         10/1/2008       25,421        26,472,315
FEDERAL NATIONAL MORTGAGE ASSOC.                            6.09%          7/1/2008        3,862         4,024,868
FEDERAL NATIONAL MORTGAGE ASSOC.                            6.29%          6/1/2008        4,649         4,895,318
FEDERAL NATIONAL MORTGAGE ASSOC.                            6.31%          6/1/2008        6,300         6,640,666
FEDERAL NATIONAL MORTGAGE ASSOC.                            6.37%          1/1/2008        6,824         7,222,897
FEDERAL NATIONAL MORTGAGE ASSOC.                            6.46%          4/1/2006       12,158        12,925,278
FEDERAL NATIONAL MORTGAGE ASSOC.                            6.55%         11/1/2007        5,539         5,892,855
FEDERAL NATIONAL MORTGAGE ASSOC.                            6.625%        10/1/2007        9,371        10,003,966
FEDERAL NATIONAL MORTGAGE ASSOC.                            6.715%        10/1/2005        2,709         2,897,214
FEDERAL NATIONAL MORTGAGE ASSOC.                            6.76%          9/1/2007        5,546         5,947,296
FEDERAL NATIONAL MORTGAGE ASSOC.                            6.765%         5/1/2007        4,772         5,115,247
FEDERAL NATIONAL MORTGAGE ASSOC.                            6.78%         11/1/2007        4,980         5,349,235
FEDERAL NATIONAL MORTGAGE ASSOC.                            6.79%         11/1/2007        8,298         8,907,952
FEDERAL NATIONAL MORTGAGE ASSOC.                            6.799%         3/1/2007        5,645         6,061,262
FEDERAL NATIONAL MORTGAGE ASSOC.                            6.805%         3/1/2007        4,768         5,120,758
FEDERAL NATIONAL MORTGAGE ASSOC.                            6.812%        10/1/2007        1,022         1,098,625
FEDERAL NATIONAL MORTGAGE ASSOC.                            6.91%          3/1/2007        4,769         5,142,517
FEDERAL NATIONAL MORTGAGE ASSOC.                            6.982%         6/1/2007        2,514         2,718,992
FEDERAL NATIONAL MORTGAGE ASSOC.                            6.99%          7/1/2009        4,810         5,252,466
FEDERAL NATIONAL MORTGAGE ASSOC.                            7.43%          6/1/2007        5,282         5,810,123
                                                                                                       -----------
TOTAL                                                                                                  164,603,758
                                                                                                       -----------
COLLATERALIZED MORTGAGE OBLIGATIONS 8.14%
FEDERAL HOME LOAN MORTGAGE CORP.
1095 A PO                                         Zero Coupon             6/15/2021          423           369,335
FEDERAL HOME LOAN MORTGAGE CORP.
1148 F PO                                         Zero Coupon            10/15/2021        1,086           955,294
FEDERAL HOME LOAN MORTGAGE CORP.
141 A PO                                          Zero Coupon              7/1/2022          433           369,062

                        SEE NOTES TO FINANCIAL STATEMENTS.

U.S. GOVERNMENT FUND NOVEMBER 30, 2001

                                                                                         PRINCIPAL
                                                          INTEREST          MATURITY        AMOUNT
INVESTMENTS                                                   RATE              DATE         (000)           VALUE
------------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORP.
1363 B PO                                                Zero Coupon      8/15/2022      $ 1,270       $ 1,162,164
FEDERAL HOME LOAN MORTGAGE CORP.
1372 C PO                                                Zero Coupon      9/15/2022          832           712,062
FEDERAL HOME LOAN MORTGAGE CORP.
1558 F                                                      2.525%(a)     5/15/2022        2,168         2,168,857
FEDERAL HOME LOAN MORTGAGE CORP.
31 FB                                                       2.525%(a)     8/25/2023        1,842         1,846,455
FEDERAL HOME LOAN MORTGAGE CORP.
1695 AC                                                     2.525%(a)     1/15/2024        1,786         1,786,151
FEDERAL HOME LOAN MORTGAGE CORP.
1969 FG                                                     2.525%(a)     1/17/2025        1,373         1,373,525
FEDERAL HOME LOAN MORTGAGE CORP.
1364 A                                                      2.575%(a)     9/15/2007           86            85,962
FEDERAL HOME LOAN MORTGAGE CORP.
1710 AC                                                     2.625%(a)     2/15/2024          152           151,547
FEDERAL HOME LOAN MORTGAGE CORP.
1890 F                                                      2.625%(a)     6/15/2024          982           982,161
FEDERAL HOME LOAN MORTGAGE CORP.
15602 PX                                                    4.00%         3/15/2023          841           843,128
FEDERAL HOME LOAN MORTGAGE CORP.
2091 NB                                                     5.50%        12/15/2013          630           636,311
FEDERAL HOME LOAN MORTGAGE CORP.
1577 PG                                                     5.50%         3/15/2021        2,856         2,880,600
FEDERAL HOME LOAN MORTGAGE CORP.
2203 PK                                                     5.70%         2/15/2025          287           286,931
FEDERAL HOME LOAN MORTGAGE CORP.
2086 PC                                                     5.75%         1/15/2016        1,552         1,565,417
FEDERAL HOME LOAN MORTGAGE CORP.
2046 PB                                                     5.75%        11/15/2018        1,721         1,750,335
FEDERAL HOME LOAN MORTGAGE CORP.
1489 G                                                      5.85%        10/15/2006           20            19,533
FEDERAL HOME LOAN MORTGAGE CORP.
2170 PA                                                     6.00%         7/15/2004          110           110,333
FEDERAL HOME LOAN MORTGAGE CORP.
1598 G                                                      6.00%         2/15/2007        1,012         1,020,764
FEDERAL HOME LOAN MORTGAGE CORP.
1586 H                                                      6.00%         8/15/2007        2,009         2,043,841
FEDERAL HOME LOAN MORTGAGE CORP.
1647 PG                                                     6.00%         8/15/2007          159           160,149
FEDERAL HOME LOAN MORTGAGE CORP.
1531 I                                                      6.00%         9/15/2007        1,351         1,365,007

                        SEE NOTES TO FINANCIAL STATEMENTS.

U.S. GOVERNMENT FUND NOVEMBER 30, 2001

                                                                                         PRINCIPAL
                                                          INTEREST          MATURITY        AMOUNT
INVESTMENTS                                                   RATE              DATE         (000)           VALUE
------------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORP.
1849 VA                                                     6.00%        12/15/2010        $ 813         $ 822,417
FEDERAL HOME LOAN MORTGAGE CORP.
2238 LA                                                     6.00%         1/15/2011          565           567,971
FEDERAL HOME LOAN MORTGAGE CORP.
1584 G                                                      6.00%         9/15/2018        5,146         5,180,098
FEDERAL HOME LOAN MORTGAGE CORP.
2078 PA                                                     6.00%        12/15/2018        2,725         2,783,106
FEDERAL HOME LOAN MORTGAGE CORP.
1590 F                                                      6.00%         1/15/2019        1,130         1,143,009
FEDERAL HOME LOAN MORTGAGE CORP.
1588 PG                                                     6.00%        11/15/2020          800           810,813
FEDERAL HOME LOAN MORTGAGE CORP.
1685 E                                                      6.00%         5/15/2022        2,855         2,892,243
FEDERAL HOME LOAN MORTGAGE CORP.
2052 PA                                                     6.25%         1/15/2015          479           480,457
FEDERAL HOME LOAN MORTGAGE CORP.
1541 F                                                      6.25%         5/15/2019          683           688,960
FEDERAL HOME LOAN MORTGAGE CORP.
1681 PG                                                     6.40%         9/15/2021        4,642         4,724,630
FEDERAL HOME LOAN MORTGAGE CORP.
2121 PB                                                     6.50%         8/15/2008          324           324,301
FEDERAL HOME LOAN MORTGAGE CORP.
15 H                                                        6.50%         6/25/2019          474           478,104
FEDERAL HOME LOAN MORTGAGE CORP.
1477 F                                                      6.65%         5/15/2018          264           264,806
FEDERAL HOME LOAN MORTGAGE CORP.
1059 U IO                                                 409.00%         4/15/2021            7            66,495
FEDERAL HOME LOAN MORTGAGE CORP.
181 F IO                                                  494.14%         8/15/2021           47           462,662
FEDERAL HOME LOAN MORTGAGE CORP.
1032 IO                                                   544.714%       12/15/2020            7            73,626
FEDERAL HOME LOAN MORTGAGE CORP.
1020 S IO                                                 900.95%        12/15/2020            4            45,370
FEDERAL HOME LOAN MORTGAGE CORP.
1241 X IO                                                 982.654%        4/15/2022            2            35,186
FEDERAL HOME LOAN MORTGAGE CORP.
1200 IB IO                                               1007.00%         2/15/2022            1            15,144
FEDERAL HOME LOAN MORTGAGE CORP.
1082 D IO                                                1007.78%         5/15/2021           17           279,616
FEDERAL HOME LOAN MORTGAGE CORP.
1180 G IO                                                1008.40%        11/15/2021            2            45,060

                        SEE NOTES TO FINANCIAL STATEMENTS.

U.S. GOVERNMENT FUND NOVEMBER 30, 2001

                                                                                         PRINCIPAL
                                                          INTEREST          MATURITY        AMOUNT
INVESTMENTS                                                   RATE              DATE         (000)           VALUE
------------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORP.
1058 I IO                                                1008.50%         4/15/2021          $ 3          $ 47,586
FEDERAL HOME LOAN MORTGAGE CORP.
1046 I IO                                                1009.00%         2/15/2021            3            48,579
FEDERAL HOME LOAN MORTGAGE CORP.
1049 N IO                                                1010.50%         2/15/2021           10           220,164
FEDERAL HOME LOAN MORTGAGE CORP.
73 G IO                                                  1095.35%        10/15/2020            5            93,647
FEDERAL HOME LOAN MORTGAGE CORP.
1137 M IO                                                1185.497%        9/15/2021            4            83,150
FEDERAL HOME LOAN MORTGAGE CORP.
1066 S IO                                                1195.607%        4/15/2021           11           255,099
FEDERAL NATIONAL MORTGAGE ASSOC.
1331 PO                                                Zero Coupon        4/25/2022           92            78,436
FEDERAL NATIONAL MORTGAGE ASSOC.
1997-76 FC                                                  2.425%(a)     9/18/2022        1,390         1,389,589
FEDERAL NATIONAL MORTGAGE ASSOC.
1996-53 FA                                                  2.475%(a)    12/25/2003        5,067         5,068,875
FEDERAL NATIONAL MORTGAGE ASSOC.
1993-89 F                                                   2.525%(a)     9/25/2021          354           354,288
FEDERAL NATIONAL MORTGAGE ASSOC.
G94-1 F                                                     2.575%(a)     1/25/2024        3,837         3,869,108
FEDERAL NATIONAL MORTGAGE ASSOC.
1994-61 FD                                                  2.625%(a)     2/25/2024          299           299,227
FEDERAL NATIONAL MORTGAGE ASSOC.
1993-54 FK                                                  2.725%(a)     4/25/2021        1,185         1,193,385
FEDERAL NATIONAL MORTGAGE ASSOC.
G93-38 PB                                                   5.80%         4/25/2018        7,138         7,211,925
FEDERAL NATIONAL MORTGAGE ASSOC.
1993-69 K                                                   6.00%         3/25/2002          417           417,312
FEDERAL NATIONAL MORTGAGE ASSOC.
1993-76 PG                                                  6.00%         7/25/2006        1,064         1,068,008
FEDERAL NATIONAL MORTGAGE ASSOC.
1994-85 E                                                   6.00%        11/25/2006           84            83,572
FEDERAL NATIONAL MORTGAGE ASSOC.
1993-209 G                                                  6.00%         5/25/2007          991         1,005,782
FEDERAL NATIONAL MORTGAGE ASSOC.
1993-181 E                                                  6.00%         8/25/2007          677           688,154
FEDERAL NATIONAL MORTGAGE ASSOC.
1999-19 PB                                                  6.00%         6/25/2008        2,701         2,703,600
FEDERAL NATIONAL MORTGAGE ASSOC.
1993-187 G                                                  6.00%         9/25/2018        1,366         1,373,296

                        SEE NOTES TO FINANCIAL STATEMENTS.

U.S. GOVERNMENT FUND NOVEMBER 30, 2001

                                                                                         PRINCIPAL
                                                          INTEREST          MATURITY        AMOUNT
INVESTMENTS                                                   RATE              DATE         (000)           VALUE
------------------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOC.
1993-87 GA                                                  6.00%         1/25/2019        $ 477         $ 478,689
FEDERAL NATIONAL MORTGAGE ASSOC.
1993-136 PB                                                 6.00%         3/25/2019        4,435         4,460,400
FEDERAL NATIONAL MORTGAGE ASSOC.
1993-202 G                                                  6.00%         6/25/2019          837           846,408
FEDERAL NATIONAL MORTGAGE ASSOC.
1994-23 pd                                                  6.00%         8/25/2019        1,625         1,644,164
FEDERAL NATIONAL MORTGAGE ASSOC.
1993-245 PG                                                 6.00%         2/25/2021        1,141         1,152,108
FEDERAL NATIONAL MORTGAGE ASSOC.
1993-129 E                                                  6.25%         2/25/2007        2,045         2,061,142
FEDERAL NATIONAL MORTGAGE ASSOC.
1993-71 PG                                                  6.25%         7/25/2007          286           287,318
FEDERAL NATIONAL MORTGAGE ASSOC.
1998-36 PA                                                  6.25%         7/18/2013        1,340         1,346,450
FEDERAL NATIONAL MORTGAGE ASSOC.
1993-138 G                                                  6.25%         5/25/2019        1,692         1,704,924
FEDERAL NATIONAL MORTGAGE ASSOC.
1993-155 G                                                  6.25%         8/25/2019        1,445         1,455,197
FEDERAL NATIONAL MORTGAGE ASSOC.
1993-56 PE                                                  6.40%         7/25/2018        4,771         4,797,918
FEDERAL NATIONAL MORTGAGE ASSOC.
1993-18 PH                                                  6.50%         4/25/2006          542           542,195
FEDERAL NATIONAL MORTGAGE ASSOC.
1993-118 G                                                  6.50%        11/25/2006        2,584         2,607,100
FEDERAL NATIONAL MORTGAGE ASSOC.
1999-54 LA                                                  6.50%         8/25/2010            1               519
FEDERAL NATIONAL MORTGAGE ASSOC.
1993-98 G                                                   6.50%         4/25/2019          561           564,566
FEDERAL NATIONAL MORTGAGE ASSOC.
1997-40 PE                                                  6.75%         7/18/2019        3,043         3,047,288
FEDERAL NATIONAL MORTGAGE ASSOC.
1994 IO                                                     9.50%          8/1/2021          174            34,919
FEDERAL NATIONAL MORTGAGE ASSOC.
1991-158 E IO                                            1008.00%        12/25/2021            4           103,285
GOVERNMENT NATIONAL MORTGAGE ASSOC.
1995-8 H                                                    7.00%         4/20/2002          289           290,918
                                                                                                       -----------
TOTAL                                                                                                  101,807,288
                                                                                                       -----------

                        SEE NOTES TO FINANCIAL STATEMENTS.
                                       30

                                                                                       PRINCIPAL
                                                     INTEREST              MATURITY       AMOUNT
INVESTMENTS                                              RATE                  DATE        (000)         VALUE
-------------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION
PASS-THROUGH SECURITIES 24.37%
FEDERAL HOME LOAN MORTGAGE CORP.                            6.50%   To Be Announced     $182,080     $ 183,616,755
FEDERAL HOME LOAN MORTGAGE CORP.                            7.00%   To Be Announced      117,777       121,273,799
                                                                                                     -------------
TOTAL                                                                                                  304,890,554
                                                                                                     -------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION
PASS-THROUGH SECURITIES 27.25%
FEDERAL NATIONAL MORTGAGE ASSOC.                            5.50%         11/1/2025        3,609         3,550,800
FEDERAL NATIONAL MORTGAGE ASSOC.                            6.00%     4/1-10/1/2016       67,474        68,387,372
FEDERAL NATIONAL MORTGAGE ASSOC.                            6.00%   To Be Announced      151,035       148,816,296
FEDERAL NATIONAL MORTGAGE ASSOC.                            6.50%   To Be Announced       13,375        13,746,959
FEDERAL NATIONAL MORTGAGE ASSOC.                            7.00%      2014 to 2016       56,724        59,043,134
FEDERAL NATIONAL MORTGAGE ASSOC.                            7.00%   To Be Announced       39,460        41,026,167
FEDERAL NATIONAL MORTGAGE ASSOC.                            7.50%         11/1/2023        5,938         6,301,893
                                                                                                     -------------
TOTAL                                                                                                  340,872,621
                                                                                                     -------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
PASS-THROUGH SECURITIES 7.41%
GOVERNMENT NATIONAL MORTGAGE ASSOC.                         6.50%    3/15-6/15/2028        4,980         5,063,849
GOVERNMENT NATIONAL MORTGAGE ASSOC.                         7.00%      2027 to 2029       57,640        59,576,380
GOVERNMENT NATIONAL MORTGAGE ASSOC.                         7.50%      2027 to 2028       23,261        24,317,750
GOVERNMENT NATIONAL MORTGAGE ASSOC.                         9.00%         6/15/2018          954         1,043,062
GOVERNMENT NATIONAL MORTGAGE ASSOC.                         9.00%         1/15/2020          876           953,674
GOVERNMENT NATIONAL MORTGAGE ASSOC.                        10.00%         7/15/2018          756           851,041
GOVERNMENT NATIONAL MORTGAGE ASSOC.                        10.00%         9/15/2018          292           328,397
GOVERNMENT NATIONAL MORTGAGE ASSOC.                        10.00%         3/15/2019          501           563,371
                                                                                                     -------------
TOTAL                                                                                                   92,697,524
                                                                                                     -------------

U.S. GOVERNMENT AGENCY DEBENTURES 4.21%
FEDERAL NATIONAL MORTGAGE ASSOC.                            6.625%     2009 to 2030       48,935        52,660,141
                                                                                                     -------------

U.S. TREASURY OBLIGATIONS 13.31%
U.S. TREASURY BOND                                          5.25%         2/15/2029       72,544        70,004,960
U.S. TREASURY BOND STRIP                                    8.75%         8/15/2020      128,675        43,651,707
U.S. TREASURY NOTE                                          5.625%        5/15/2008       42,616        45,386,040
U.S. TREASURY NOTE INFLATION INDEX                          3.875%        1/15/2009        6,656         7,476,073
                                                                                                     -------------
TOTAL                                                                                                  166,518,780
                                                                                                     -------------
TOTAL LONG-TERM INVESTMENTS 97.84% (Cost $1,206,790,230)                                             1,224,050,666
                                                                                                     =============

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                       PRINCIPAL
                                                     INTEREST              MATURITY       AMOUNT
INVESTMENTS                                              RATE                  DATE        (000)         VALUE
------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT 25.30%

REPURCHASE AGREEMENT 25.30%
REPURCHASE AGREEMENT DATED 11/30/2001 FROM
J.P. MORGAN CHASE & CO. COLLATERALIZED BY
$281,915,000 OF FEDERAL HOME LOAN CORP.
AT 7.00% DUE 3/15/2010; VALUE-$316,443,943;
PROCEEDS: $316,500,696
(Cost $316,444,000)                                          2.15%        12/3/2001     $316,444    $  316,444,000
                                                                                                    ==============
TOTAL INVESTMENTS 123.14% (Cost $1,523,234,230)                                                     $1,540,494,666
                                                                                                    ==============

(a) Variable rate security. The interest rate represents the rate at November 30, 2001.

IO - Interest Only.
PO - Principal Only.

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES
November 30, 2001

                                                                               BALANCED                 HIGH YIELD
                                                                                   FUND                       FUND
------------------------------------------------------------------------------------------------------------------
ASSETS:
   Investments in securities, at cost                                       $150,226,282               $64,113,770
------------------------------------------------------------------------------------------------------------------
   Investments in securities, at value                                      $139,673,001               $62,316,719
   Cash                                                                          100,875                   376,084
   Receivables:
      Interest and dividends                                                          --                 1,371,258
      Investment securities sold                                                      --                   328,106
      Capital shares sold                                                        662,175                 3,186,084
      From underlying funds                                                      473,392                        --
   Unrealized gain on foreign currency exchange contract                              --                     3,091
   Prepaid expenses                                                                  319                       696
------------------------------------------------------------------------------------------------------------------
   TOTAL ASSETS                                                              140,909,762                67,582,038
==================================================================================================================
LIABILITIES:
   Payables:
      Investment securities purchased                                                 --                 2,296,374
      Capital shares reacquired                                                   78,058                   132,613
      Management fees                                                                 --                    29,250
      12b-1 distribution fees                                                     22,455                    17,707
      Trustees' fees                                                               4,636                       608
   Accrued expenses and other liabilities                                        100,993                    42,707
------------------------------------------------------------------------------------------------------------------
   TOTAL LIABILITIES                                                             206,142                 2,519,259
==================================================================================================================
NET ASSETS                                                                  $140,703,620               $65,062,779
==================================================================================================================
COMPOSITION OF NET ASSETS:
Paid-in capital                                                              152,654,539                71,721,491
Undistributed (distributions in excess of) net investment income                 193,641                  (134,292)
Accumulated net realized loss on investments and foreign
   currency related transactions                                              (1,591,279)               (4,730,415)
Net unrealized depreciation on investments and translation
   of assets and liabilities denominated in foreign currencies               (10,553,281)               (1,794,005)
------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                  $140,703,620               $65,062,779
==================================================================================================================
NET ASSETS BY CLASS:
Class A Shares                                                             $  98,031,945               $31,065,538
Class B Shares                                                             $  22,837,036               $16,375,412
Class C Shares                                                             $  19,834,639               $17,620,669
Class Y Shares                                                                        --                    $1,160
OUTSTANDING SHARES BY CLASS:
Class A Shares                                                                 9,075,811                 3,766,749
Class B Shares                                                                 2,115,760                 1,991,337
Class C Shares                                                                 1,836,548                 2,140,736
Class Y Shares                                                                        --                   141.343
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE (NET ASSETS DIVIDED BY
   OUTSTANDING SHARES):
Class A Shares-Net asset value                                                    $10.80                     $8.25
Class A Shares-Maximum offering price (Net asset value plus
   sales charge of 5.75% and 4.75%, respectively)                                 $11.46                     $8.66
Class B Shares-Net asset value                                                    $10.79                     $8.22
Class C Shares-Net asset value                                                    $10.80                     $8.23
Class Y Shares-Net asset value                                                        --                     $8.21
------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        LIMITED DURATION
                                                                         U.S. GOVERNMENT           U.S. GOVERNMENT
                                                                                    FUND                      FUND
------------------------------------------------------------------------------------------------------------------
ASSETS:
   Investments in securities, at cost                                        $56,148,263            $1,523,234,230
------------------------------------------------------------------------------------------------------------------
   Investments in securities, at value                                       $56,394,644            $1,540,494,666
   Cash                                                                          835,548                   464,896
   Receivables:
      Investment securities sold                                               6,869,294               419,616,449
      Interest                                                                   336,393                 4,726,223
      Capital shares sold                                                      1,710,000                 2,546,042
   Prepaid expenses                                                              181,968                     3,282
------------------------------------------------------------------------------------------------------------------
   TOTAL ASSETS                                                               66,327,847             1,967,851,558
==================================================================================================================
LIABILITIES:
   Payables:
      Investment securities purchased                                         14,025,825               707,393,764
      Capital shares reacquired                                                  212,386                 2,243,032
      Management fees                                                             13,534                   519,505
      12b-1 distribution fees                                                     18,888                   299,773
      Distributions                                                              124,786                 4,591,721
      Trustees' fees                                                               2,045                 1,095,060
   Accrued expenses and other liabilities                                         45,015                   682,475
------------------------------------------------------------------------------------------------------------------
   TOTAL LIABILITIES                                                          14,442,479               716,825,330
==================================================================================================================
NET ASSETS                                                                   $51,885,368            $1,251,026,228
==================================================================================================================
COMPOSITION OF NET ASSETS:
Paid-in capital                                                               52,679,655             1,826,667,609
Distributions in excess of net investment income                                (285,978)              (20,475,312)
Accumulated net realized loss on investments                                    (754,690)             (572,426,505)
Net unrealized appreciation on investments                                       246,381                17,260,436
------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                   $51,885,368            $1,251,026,228
==================================================================================================================
NET ASSETS BY CLASS:
Class A Shares                                                               $26,379,737            $1,093,286,102
Class B Shares                                                                        --           $    56,264,409
Class C Shares                                                               $25,505,631           $   101,475,717
OUTSTANDING SHARES BY CLASS:
Class A Shares                                                                 5,890,733               421,660,269
Class B Shares                                                                        --                21,692,557
Class C Shares                                                                 5,657,520                39,016,420
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   (NET ASSETS DIVIDED BY OUTSTANDING SHARES):
Class A Shares-Net asset value                                                     $4.48                     $2.59
Class A Shares-Maximum offering price (Net asset value plus
   sales charge of 3.25% and 4.75%, respectively)                                  $4.63                     $2.72
Class B Shares-Net asset value                                                        --                     $2.59
Class C Shares-Net asset value                                                     $4.51                     $2.60
------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS
For the Year Ended November 30, 2001

                                                                                BALANCED                HIGH YIELD
                                                                                    FUND                      FUND
------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends                                                                   $  5,989,618             $      60,730
Interest                                                                          69,252                 4,926,527
------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                        6,058,870                 4,987,257
==================================================================================================================
EXPENSES:
Management fees                                                                  900,421                   279,382
12b-1 distribution plan-Class A                                                  269,078                    86,731
12b-1 distribution plan-Class B                                                  186,257                   123,317
12b-1 distribution plan-Class C                                                  145,092                   107,231
Shareholder servicing                                                            255,506                    55,433
Registration                                                                      84,322                    68,689
Reports to shareholders                                                           33,569                    15,356
Professional                                                                      33,544                    15,373
Custody                                                                            4,879                    10,918
Trustees' fees                                                                     3,786                     1,138
Other                                                                             64,908                     7,177
------------------------------------------------------------------------------------------------------------------
Gross expenses                                                                 1,981,362                   770,745
   Management fee waived                                                        (900,421)                       --
   Expense reductions                                                             (7,122)                   (4,471)
   Expenses assumed by Underlying Funds                                         (473,392)                       --
------------------------------------------------------------------------------------------------------------------
NET EXPENSES                                                                     600,427                   766,274
------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                          5,458,443                 4,220,983
==================================================================================================================
NET REALIZED AND UNREALIZED LOSS:
Capital gains received from Underlying Funds                                   3,286,254                        --
Net realized loss from investments and foreign currency
   related transactions                                                       (4,626,946)               (3,051,727)
Net change in unrealized appreciation/depreciation on
   investments and translation of assets and liabilities
   denominated in foreign currencies                                          (1,805,435)                2,175,211
==================================================================================================================
Net realized and unrealized loss                                              (3,146,127)                 (876,516)
==================================================================================================================
Net Increase in Net Assets Resulting From Operations                        $  2,312,316              $  3,344,467
==================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        LIMITED DURATION
                                                                         U.S. GOVERNMENT           U.S. GOVERNMENT
                                                                                    FUND                      FUND
------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest*                                                                     $1,273,388               $72,706,612
EXPENSES:
Management fees                                                                  124,062                 6,215,794
12b-1 distribution plan-Class A                                                       --                 4,285,972
12b-1 distribution plan-Class B                                                       --                   411,773
12b-1 distribution plan-Class C                                                   86,411                   935,317
Registration                                                                      35,405                    73,132
Shareholder servicing                                                             27,082                 1,498,621
Professional                                                                      36,041                   165,205
Reports to shareholders                                                            2,993                   339,308
Custody                                                                            2,390                   247,747
Trustees' fees                                                                       457                    43,093
Other                                                                             10,975                   294,021
------------------------------------------------------------------------------------------------------------------
Gross expenses                                                                   325,816                14,509,983
   Expense reductions                                                             (3,354)                  (95,527)
------------------------------------------------------------------------------------------------------------------
NET EXPENSES                                                                     322,462                14,414,456
------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                            950,926                58,292,156
------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN:
Net realized gain on investments                                                 504,332                57,700,313
Net change in unrealized appreciation/depreciation on investments                204,569                   416,017
==================================================================================================================
Net realized and unrealized gain                                                 708,901                58,116,330
==================================================================================================================
Net Increase in Net Assets Resulting From Operations                          $1,659,827              $116,408,486
==================================================================================================================

*Includes interest expense of $173 and $27,700 for Limited Duration U.S.
 Government Fund and U.S. Government Fund, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
Year Ended November 30, 2001

                                                                                BALANCED                HIGH YIELD
INCREASE IN NET ASSETS                                                              FUND                      FUND
------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income                                                     $    5,458,443            $    4,220,983
Capital gains received from underlying funds                                   3,286,254                        --
Net realized loss on investments and foreign currency
   related transactions                                                       (4,626,946)               (3,051,727)
Net change in unrealized appreciation/depreciation on
   investments and translation of assets and liabilities
   denominated in foreign currencies                                          (1,805,435)                2,175,211
------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                           2,312,316                 3,344,467
==================================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
   Class A                                                                    (4,129,565)               (2,244,881)
   Class B                                                                      (791,877)               (1,103,720)
   Class C                                                                      (751,522)                 (934,835)
   Class Y                                                                            --                      (114)
Paid-in capital
   Class A                                                                      (202,460)                 (190,067)
   Class B                                                                       (39,971)                  (93,848)
   Class C                                                                       (38,357)                  (80,730)
   Class Y                                                                            --                        (9)
Net realized gain
   Class A                                                                    (3,327,543)                       --
   Class B                                                                      (688,406)                       --
   Class C                                                                      (700,394)                       --
------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                          (10,670,095)               (4,648,204)
==================================================================================================================
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares                                             51,050,894                49,837,866
Reinvestment of distributions                                                 10,167,672                 2,741,159
Cost of shares reacquired                                                    (18,822,275)              (18,059,322)
------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS                                                         42,396,291                34,519,703
==================================================================================================================
NET INCREASE IN NET ASSETS                                                    34,038,512                33,215,966
==================================================================================================================
NET ASSETS:
Beginning of year                                                            106,665,108                31,846,813
------------------------------------------------------------------------------------------------------------------
END OF YEAR                                                                 $140,703,620             $  65,062,779
==================================================================================================================
UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME              $  193,641            $     (134,292)
==================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        LIMITED DURATION
                                                                         U.S. GOVERNMENT          U.S. GOVERNMENT
INCREASE IN NET ASSETS                                                              FUND                     FUND
------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income                                                          $ 950,926              $ 58,292,156
Net realized gain on investments                                                 504,332                57,700,313
Net change in unrealized appreciation/depreciation on investments                204,569                   416,017
------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                           1,659,827               116,408,486
==================================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
   Class A                                                                    (1,083,459)              (67,122,708)
   Class B                                                                            --                (2,237,749)
   Class C                                                                      (401,111)               (5,187,945)
------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                           (1,484,570)              (74,548,402)
==================================================================================================================
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares                                             72,991,128               218,725,475
Reinvestment of distributions                                                    864,982                46,365,550
Cost of shares reacquired                                                    (35,624,846)             (306,225,040)
------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS                                                         38,231,264               (41,134,015)
==================================================================================================================
NET INCREASE IN NET ASSETS                                                    38,406,521                   726,069
==================================================================================================================
NET ASSETS:
Beginning of year                                                             13,478,847             1,250,300,159
------------------------------------------------------------------------------------------------------------------
END OF YEAR                                                                 $ 51,885,368            $1,251,026,228
==================================================================================================================
DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME                            $   (285,978)           $  (20,475,312)
==================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                BALANCED                HIGH YIELD
INCREASE IN NET ASSETS                                                              FUND                      FUND
-------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income                                                     $    5,062,154              $  2,875,236
Capital gains received from underlying funds                                   4,845,379                        --
Net realized loss on investments and foreign currency
   related transactions                                                         (235,728)               (1,369,791)
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign
   currencies                                                                 (4,864,095)               (3,184,056)
-------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                4,807,710                (1,678,611)
===================================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
   Class A                                                                    (3,783,713)               (1,691,547)
   Class B                                                                      (635,015)                 (826,722)
   Class C                                                                      (689,109)                 (610,845)
   Class Y                                                                            --                      (118)
Net realized gain
   Class A                                                                    (3,953,149)                       --
   Class B                                                                      (723,063)                       --
   Class C                                                                      (840,056)                       --
-------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                          (10,624,105)               (3,129,232)
===================================================================================================================
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares                                             26,513,669                14,844,966
Reinvestment of distributions                                                 10,257,210                 2,062,341
Cost of shares reacquired                                                    (24,419,843)               (8,941,622)
-------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS                                                 12,351,036                 7,965,685
-------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS                                                     6,534,641                 3,157,842
===================================================================================================================
NET ASSETS:
Beginning of year                                                            100,130,467                28,688,971
-------------------------------------------------------------------------------------------------------------------
END OF YEAR                                                                 $106,665,108               $31,846,813
===================================================================================================================
UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET
   INVESTMENT INCOME                                                      $      408,162             $     (56,795)
===================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        LIMITED DURATION
                                                                         U.S. GOVERNMENT           U.S. GOVERNMENT
DECREASE IN NET ASSETS                                                              FUND                      FUND
------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income                                                       $    873,587           $    75,957,218
Net realized gain (loss) on investments                                            4,278                (8,353,469)
Net change in unrealized appreciation/depreciation
   on investments                                                                161,627                43,206,084
------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                                             1,039,492               110,809,833
==================================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
   Class A                                                                      (517,765)              (76,422,094)
   Class B                                                                            --                (1,654,487)
   Class C                                                                      (194,173)               (5,838,500)
------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                             (711,938)              (83,915,081)
==================================================================================================================
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares                                              6,460,884                71,923,815
Reinvestment of distributions                                                    372,557                48,643,322
Cost of shares reacquired                                                     (9,931,175)             (402,751,802)
------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS                                                         (3,097,734)             (282,184,665)
==================================================================================================================
NET DECREASE IN NET ASSETS                                                    (2,770,180)             (255,289,913)
==================================================================================================================
NET ASSETS:
Beginning of year                                                             16,249,027             1,505,590,072
------------------------------------------------------------------------------------------------------------------
END OF YEAR                                                                  $13,478,847            $1,250,300,159
==================================================================================================================
UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET
   INVESTMENT INCOME                                                        $    282,987           $   (23,176,261)
==================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
BALANCED FUND

                                                                            YEAR ENDED 11/30
                                                     --------------------------------------------------------------
                                                     2001         2000          1999         1998         1997
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE (CLASS A SHARES)
NET ASSET VALUE, BEGINNING OF YEAR                      $11.64       $12.34        $12.87       $12.80       $11.81
Investment operations                                   ======       ======        ======       ======       ======
   Net investment income                                   .52(a)       .58(a)        .54(a)       .54(a)       .47(a)
   Net realized and unrealized gain (loss)                (.26)        (.01)          .61          .40         1.15
                                                        ------       ------        ------       ------       ------
      Total from investment operations                     .26          .57          1.15          .94         1.62
                                                        ------       ------        ------       ------       ------

Distributions to shareholders from:
   Net investment income                                  (.56)        (.60)         (.54)        (.52)        (.46)
   Paid-in capital                                        (.05)          --            --           --           --
   Net realized gain                                      (.49)        (.67)        (1.14)        (.35)        (.17)
                                                        ------       ------        ------       ------       ------
      Total distributions                                (1.10)       (1.27)        (1.68)        (.87)        (.63)
                                                        ------       ------        ------       ------       ------
NET ASSET VALUE, END OF YEAR                            $10.80       $11.64        $12.34       $12.87       $12.80
                                                        ======       ======        ======       ======       ======
Total Return(b)                                           2.24%        4.85%        10.01%        7.69%       14.24%

RATIOS TO AVERAGE NET ASSETS
   Expenses, including waiver and expense
   reductions                                              .32%         .36%          .25%         .27%        1.10%
   Expenses, excluding waiver and expense
   reductions                                             1.47%        1.51%         1.00%         .92%        1.53%
   Net investment income                                  4.72%        4.94%         4.41%        4.28%        3.89%

                                                                          YEAR ENDED 11/30
                                                    ----------------------------------------------------------------
SUPPLEMENTAL DATA:                                    2001         2000          1999         1998         1997
====================================================================================================================
   Net assets, end of year (000)                    $98,032      $75,360       $72,073      $44,668      $17,149
   Portfolio turnover rate                            30.69%        3.86%         8.30%      131.36%      216.07%
====================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                          YEAR ENDED 11/30              5/1/1998(d)
                                                                    -------------------------------         TO
                                                                    2001          2000         1999     11/30/1998
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE (CLASS B SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD                               $11.63        $12.32       $12.86       $13.14
                                                                   ======        ======       ======       ======
Investment operations
   Net investment income                                              .46(a)        .53(a)       .52(a)       .25(a)
   Net realized and unrealized gain (loss)                           (.28)         (.04)         .52         (.28)
                                                                   ------        ------       ------       ------
      Total from investment operations                                .18           .49         1.04         (.03)
                                                                   ------        ------       ------       ------


Distributions to shareholders from:
   Net investment income                                             (.48)         (.51)        (.44)        (.25)
   Paid-in capital                                                   (.05)           --           --           --
   Net realized gain                                                 (.49)         (.67)       (1.14)          --
                                                                   ------        ------       ------       ------
      Total distributions                                           (1.02)        (1.18)       (1.58)        (.25)
                                                                   ------        ------       ------       ------
NET ASSET VALUE, END OF PERIOD                                     $10.79        $11.63       $12.32       $12.86
                                                                   ======        ======       ======       ======

Total Return(b)                                                      1.54%         4.22%        9.03%        (.16)%(c)

RATIOS TO AVERAGE NET ASSETS
   Expenses, including waiver and expense
   reductions                                                        1.00%         1.00%        1.00%         .61%(c)
   Expenses, excluding waiver and expense
   reductions                                                        2.15%         2.15%        1.75%        1.26%(c)
   Net investment income                                             4.16%         4.52%        4.28%        1.98%(c)

                                                                          YEAR ENDED 11/30            5/1/1998(d)
                                                                  -------------------------------          TO
SUPPLEMENTAL DATA:                                                2001          2000         1999      11/30/1998
====================================================================================================================
   Net assets, end of period (000)                               $22,837       $15,527      $13,149       $5,102
   Portfolio turnover rate                                         30.69%         3.86%        8.30%      131.36%
====================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                             YEAR ENDED 11/30
                                                      -------------------------------------------------------------
                                                         2001         2000          1999         1998         1997
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE (CLASS C SHARES)
NET ASSET VALUE, BEGINNING OF YEAR                     $11.61       $12.31        $12.85       $12.78       $11.79
                                                       ======       ======        ======       ======       ======
Investment operations
  Net investment income                                   .45(a)       .50(a)        .52(a)       .41(a)       .35(a)
  Net realized and unrealized gain (loss)                (.24)        (.02)          .52          .40         1.15
                                                       ------       ------        ------       ------       ------
     Total from investment operations                     .21          .48          1.04          .81         1.50
                                                       ------       ------        ------       ------       ------
Distributions to shareholders from:
  Net investment income                                  (.48)        (.51)         (.44)        (.39)        (.34)
  Paid-in capital                                        (.05)          --            --           --           --
  Net realized gain                                      (.49)        (.67)        (1.14)        (.35)        (.17)
                                                       ------       ------        ------       ------       ------
     Total distributions                                (1.02)       (1.18)        (1.58)        (.74)        (.51)
                                                       ------       ------        ------       ------       ------
NET ASSET VALUE, END OF YEAR                           $10.80       $11.61        $12.31       $12.85       $12.78
                                                       ======       ======        ======       ======       ======

Total Return(b)                                          1.81%        4.12%         9.03%        6.62%       13.14%

RATIOS TO AVERAGE NET ASSETS
  Expenses, including waiver and expense
  reductions                                              .82%        1.00%         1.00%        1.26%        2.08%
  Expenses, excluding waiver and expense
  reductions                                             1.97%        2.15%         1.75%        1.91%        2.51%
  Net investment income                                  4.10%        4.28%         4.28%        3.24%        2.88%

                                                                            YEAR ENDED 11/30
                                                      --------------------------------------------------------------
SUPPLEMENTAL DATA:                                      2001         2000          1999         1998         1997
====================================================================================================================
Net assets, end of year (000)                         $19,835      $15,778       $14,908       $7,905       $3,191
Portfolio turnover rate                                 30.69%        3.86%         8.30%      131.36%      216.07%
====================================================================================================================

(a) Calculated using average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c) Not annualized.
(d) Commencement of offering of class shares.

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
HIGH YIELD FUND

                                                                                   YEAR ENDED 11/30      12/31/1998(a)
                                                                                   -----------------          TO
                                                                                   2001         2000      11/30/1999
----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE (CLASS A SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD                                               $8.39        $9.72       $10.08
                                                                                   =====        =====       ======
Investment operations
  Net investment income                                                              .79(b)       .85(b)       .83(b)
  Net realized and unrealized loss                                                  (.04)       (1.25)        (.34)
                                                                                   -----        -----       ------
     Total from investment operations                                                .75         (.40)         .49
                                                                                   -----        -----       ------
Distributions to shareholders from:
  Net investment income                                                             (.82)        (.93)        (.85)
  Paid-in capital                                                                   (.07)          --           --
                                                                                   -----        -----       ------
     Total distributions                                                            (.89)        (.93)        (.85)
                                                                                   -----        -----       ------
NET ASSET VALUE, END OF PERIOD                                                     $8.25        $8.39        $9.72
                                                                                   =====        =====       ======

Total Return(c)                                                                     9.14%       (4.60)%       4.99%(d)

RATIOS TO AVERAGE NET ASSETS
  Expenses, including waiver and expense reductions                                 1.33%         .86%         .46%(d)
  Expenses, excluding waiver and expense reductions                                 1.34%        1.37%        1.25%(d)
  Net investment income                                                             9.36%        9.18%        8.44%(d)

                                                                                   YEAR ENDED 11/30      12/31/1998(a)
                                                                                   -----------------          TO
SUPPLEMENTAL DATA:                                                                 2001         2000      11/30/1999
======================================================================================================================
  Net assets, end of period (000)                                                 $31,066      $17,496      $14,133
  Portfolio turnover rate                                                           93.11%       80.53%      109.57%
======================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                    YEAR ENDED 11/30      12/31/1998(a)
                                                                                   ------------------           TO
                                                                                    2001        2000       11/30/1999
                                                                                   ------      ------     --------------
 PER SHARE OPERATING PERFORMANCE (CLASS B SHARES)
 NET ASSET VALUE, BEGINNING OF PERIOD                                               $8.37        $9.70          $10.08
                                                                                   ======       ======          ======
 Investment operations
   Net investment income                                                              .74(b)       .79(b)          .78(b)
   Net realized and unrealized loss                                                  (.05)       (1.24)           (.37)
                                                                                   ------       ------          ------
      Total from investment operations                                                .69         (.45)            .41
                                                                                   ------       ------          ------
 Distributions to shareholders from:
   Net investment income                                                             (.77)        (.88)           (.79)
   Paid-in capital                                                                   (.07)          -               -
                                                                                   ------       ------          ------
      Total distributions                                                            (.84)        (.88)           (.79)
                                                                                   ------       ------          ------
 NET ASSET VALUE, END OF PERIOD                                                     $8.22        $8.37           $9.70
                                                                                   ======       ======          ======

 Total Return(c)                                                                     8.36%       (5.17)%       4.22%(d)

 RATIOS TO AVERAGE NET ASSETS
   Expenses, including waiver and expense reductions                                 1.96%        1.48%         .90%(d)
   Expenses, excluding waiver and expense reductions                                 1.97%        1.99%        1.45%(d)
   Net investment income                                                             8.74%        8.57%        7.92%(d)


                                                                                     YEAR ENDED 11/30     12/31/1998(a)
                                                                                    ------------------         TO
 SUPPLEMENTAL DATA:                                                                 2001         2000      11/30/1999
 ----------------------------------------------------------------------------------------------------------------------
   Net assets, end of period (000)                                                $16,375       $8,633          $8,610
   Portfolio turnover rate                                                          93.11%       80.53%         109.57%
 ----------------------------------------------------------------------------------------------------------------------

                        SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                    YEAR ENDED 11/30      12/31/1998(a)
                                                                                   ------------------           TO
                                                                                    2001        2000       11/30/1999
                                                                                   ------      ------     --------------
 PER SHARE OPERATING PERFORMANCE (CLASS C SHARES)
 NET ASSET VALUE, BEGINNING OF PERIOD                                               $8.37        $9.70          $10.08
                                                                                   ======       ======          ======
 Investment operations
   Net investment income                                                              .74(b)       .79(b)          .78(b)
   Net realized and unrealized loss                                                  (.04)       (1.24)           (.37)
                                                                                   ------       ------          ------
      Total from investment operations                                                .70         (.45)            .41
                                                                                   ------       ------          ------
 Distributions to shareholders from:
   Net investment income                                                             (.77)        (.88)           (.79)
   Paid-in capital                                                                   (.07)           -               -
                                                                                   ------       ------          ------
      Total distributions                                                            (.84)        (.88)           (.79)
                                                                                   ------       ------          ------
 NET ASSET VALUE, END OF PERIOD                                                     $8.23        $8.37           $9.70
                                                                                   ======       ======          ======

 Total Return(c)                                                                     8.48%       (5.17)%          4.21%(d)

 RATIOS TO AVERAGE NET ASSETS
   Expenses, including waiver and expense reductions                                 1.96%        1.48%            .90%(d)
   Expenses, excluding waiver and expense reductions                                 1.97%        1.99%           1.45%(d)
   Net investment income                                                             8.71%        8.60%           7.92%(d)

                                                                                     YEAR ENDED 11/30     12/31/1998(a)
                                                                                    ------------------         TO
 SUPPLEMENTAL DATA:                                                                 2001         2000      11/30/1999
 ----------------------------------------------------------------------------------------------------------------------
   Net assets, end of period (000)                                                $17,621       $5,717          $5,945
   Portfolio turnover rate                                                          93.11%       80.53%         109.57%
 ----------------------------------------------------------------------------------------------------------------------

                        SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                    YEAR ENDED 11/30      5/4/1999(e)
                                                                                   ------------------           TO
                                                                                    2001        2000       11/30/1999
                                                                                   ------      ------     --------------
 PER SHARE OPERATING PERFORMANCE (CLASS Y SHARES)
 NET ASSET VALUE, BEGINNING OF PERIOD                                               $8.38        $9.73          $10.36
                                                                                   ======       ======          ======
 Investment operations
   Net investment income                                                              .81(b)       .88(b)          .55(b)
   Net realized and unrealized loss                                                  (.06)       (1.25)           (.62)
                                                                                   ------       ------          ------
      Total from investment operations                                                .75         (.37)           (.07)
                                                                                   ------       ------          ------
 Distributions to shareholders from:
   Net investment income                                                             (.85)        (.98)           (.56)
   Paid-in capital                                                                   (.07)           -               -
                                                                                   ------       ------          ------
      Total distributions                                                            (.92)        (.98)           (.56)
                                                                                   ------       ------          ------
 NET ASSET VALUE, END OF PERIOD                                                     $8.21        $8.38           $9.73
                                                                                   ======       ======          ======
 Total Return(c)                                                                     9.18%       (4.31)%          (.59)%(d)

 RATIOS TO AVERAGE NET ASSETS
   Expenses, including waiver and expense reductions                                  .96%         .48%            .00%
   Expenses, excluding waiver and expense reductions                                  .97%         .99%            .51%(d)
   Net investment income                                                             9.75%        9.49%           5.59%(d)

                                                                                    YEAR ENDED 11/30       5/4/1999(e)
                                                                                  --------------------          TO
 SUPPLEMENTAL DATA:                                                                 2001         2000      11/30/1999
 -------------------------------------------------------------------------------------------------------------------------
   Net assets, end of period (000)                                                     $1           $1           $1
   Portfolio turnover rate                                                          93.11%       80.53%      109.57%
 -------------------------------------------------------------------------------------------------------------------------

   (a) Commencement of operations.

   (b) Calculated using average shares outstanding during the period.

   (c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

   (d) Not annualized.

   (e) Commencement of offering of class shares.

                        SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
LIMITED DURATION U.S. GOVERNMENT FUND

                                                                               YEAR ENDED 11/30
                                                        -----------------------------------------------------------
                                                         2001         2000          1999        1998         1997
                                                        ------       ------        ------      ------       ------
 PER SHARE OPERATING PERFORMANCE (CLASS A SHARES)
 NET ASSET VALUE, BEGINNING OF YEAR                      $4.45        $4.34         $4.46        $4.40        $4.42
                                                        ======       ======        ======       ======       ======
 Investment operations
   Net investment income (net of
   interest expense)                                       .19(a)(c)    .27(a)        .27(a)       .26(a)       .25(a)
   Net realized and unrealized gain (loss)                 .17          .08          (.15)         .04         (.02)
                                                        ------       ------        ------        ------      ------
      Total from investment operations                     .36          .35           .12          .30          .23
                                                        ------       ------        ------        ------      ------
 Distributions to shareholders from
 net investment income                                    (.33)        (.24)         (.24)        (.24)        (.25)
                                                        ------       ------        ------        ------      ------
 NET ASSET VALUE, END OF YEAR                            $4.48        $4.45         $4.34        $4.46        $4.40
                                                        ======       ======        ======       ======       ======

 Total Return(b)                                          8.27%        8.03%         3.05%        7.06%        5.46%

 RATIOS TO AVERAGE NET ASSETS
   Expenses, including waiver and
   expense reductions                                      .94%         .29%          .32%         .47%         .51%
   Expenses, excluding waiver and
   expense reductions                                      .95%         .91%         1.00%        1.38%        1.40%
   Net investment income                                  4.30%        6.27%         6.21%        5.86%        5.81%

                                                                              YEAR ENDED 11/30
                                                        ------------------------------------------------------------
 SUPPLEMENTAL DATA:                                      2001         2000          1999        1998         1997
 -------------------------------------------------------------------------------------------------------------------
   Net assets, end of year (000)                       $26,380       $9,312       $10,320       $5,705       $4,836
   Portfolio turnover rate                              564.26%      448.04%       310.16%      346.67%      343.53%
 -------------------------------------------------------------------------------------------------------------------

                        SEE NOTES TO FINANCIAL STATEMENTS.

                                                                               YEAR ENDED 11/30
                                                        -----------------------------------------------------------
                                                         2001         2000          1999        1998         1997
                                                        ------       ------        ------      ------       ------
 PER SHARE OPERATING PERFORMANCE (CLASS C SHARES)
 NET ASSET VALUE, BEGINNING OF YEAR                      $4.44        $4.33         $4.47        $4.40        $4.42
                                                        ======       ======        ======       ======       ======
 Investment operations
   Net investment income (net of
   interest expense)                                       .14(a)(c)    .23(a)        .23(a)       .22(a)       .21(a)
   Net realized and unrealized gain (loss)                 .17          .08          (.17)         .05         (.02)
                                                        ------       ------        ------        ------      ------
      Total from investment operations                     .31          .31           .06          .27          .19
                                                        ------       ------        ------        ------      ------
 Distributions to shareholders from
 net investment income                                    (.24)        (.20)         (.20)        (.20)        (.21)
                                                        ------       ------        ------        ------      ------
 NET ASSET VALUE, END OF YEAR                            $4.51        $4.44         $4.33        $4.47        $4.40
                                                        ======       ======        ======       ======       ======
 Total Return(b)                                          7.12%        7.23%         1.33%        6.23%        4.45%

 RATIOS TO AVERAGE NET ASSETS
   Expenses, including expense
   reductions                                             1.94%        1.29%         1.29%        1.35%        1.44%
   Expenses, excluding expense
   reductions                                             1.95%        1.91%         1.97%        2.26%        2.32%
   Net investment income                                  2.91%        5.35%         5.30%        4.94%        4.84%

                                                                               YEAR ENDED 11/30
                                                        ------------------------------------------------------------
 SUPPLEMENTAL DATA:                                      2001         2000          1999        1998         1997
 -------------------------------------------------------------------------------------------------------------------
   Net assets, end of year (000)                       $25,505       $4,167        $5,929       $5,295       $5,440
   Portfolio turnover rate                              564.26%      448.04%       310.16%      346.67%      343.53%

   (a) Calculated using average shares outstanding during the year.

   (b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

   (c) Interest expense is less than $.01.

                        SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
U.S. GOVERNMENT FUND

                                                                               YEAR ENDED 11/30
                                                        -----------------------------------------------------------
                                                         2001         2000          1999        1998         1997
                                                        ------       ------        ------      ------       ------
 PER SHARE OPERATING PERFORMANCE (CLASS A SHARES)
 NET ASSET VALUE, BEGINNING OF YEAR                      $2.51        $2.45         $2.64        $2.59        $2.63
                                                        ======       ======        ======       ======       ======
 Investment operations
   Net investment income
   (net of interest expense)                               .12(a)(c)    .14(a)(c)     .15(a)       .17(a)       .20(a)
   Net realized and unrealized gain (loss)
   on investments                                          .12          .08          (.18)         .05         (.03)
                                                        ------       ------        ------        ------      ------
      Total from investment operations                     .24          .22          (.03)         .22          .17
                                                        ------       ------        ------        ------      ------
 Distributions to shareholders from
 net investment income                                    (.16)        (.16)         (.16)        (.17)        (.21)
                                                        ------       ------        ------        ------      ------
 NET ASSET VALUE, END OF YEAR                            $2.59        $2.51         $2.45        $2.64        $2.59
                                                        ======       ======        ======        ======      ======

 Total Return(b)                                          9.62%        8.68%         (.72)%       8.86%        6.67%

 RATIOS TO AVERAGE NET ASSETS
   Expenses, including expense
   reductions                                             1.09%        1.11%         1.02%         .96%         .92%
   Expenses, excluding expense
   reductions                                             1.10%        1.12%         1.02%         .96%         .92%
   Net investment income                                  4.76%        5.75%         6.07%        6.36%        7.82%

                                                                               YEAR ENDED 11/30
                                                        ------------------------------------------------------------
 SUPPLEMENTAL DATA:                                      2001         2000          1999        1998         1997
 -------------------------------------------------------------------------------------------------------------------
   Net assets, end of year (000)                    $1,093,286   $1,126,887    $1,354,030   $1,712,350   $2,081,318
   Portfolio turnover rate                              688.68%      406.10%       396.37%      399.64%      712.82%

                        SEE NOTES TO FINANCIAL STATEMENTS.

                                                                               YEAR ENDED 11/30
                                                        -----------------------------------------------------------
                                                         2001         2000          1999        1998         1997
                                                        ------       ------        ------      ------       ------
 PER SHARE OPERATING PERFORMANCE (CLASS B SHARES)
 NET ASSET VALUE, BEGINNING OF YEAR                      $2.52        $2.45         $2.64        $2.58        $2.63
                                                        ======       ======        ======       ======       ======
 Investment operations
   Net investment income
   (net of interest expense)                               .10(a)(c)    .12(a)(c)     .14(a)       .14(a)       .18(a)
   Net realized and unrealized gain (loss)
   on investments                                          .11          .09          (.19)         .07         (.04)
                                                        ------       ------        ------        ------      ------
      Total from investment operations                     .21          .21          (.05)         .21          .14
                                                        ------       ------        ------        ------      ------
 Distributions to shareholders from
 net investment income                                    (.14)        (.14)         (.14)        (.15)        (.19)
                                                        ------       ------        ------        ------      ------
 NET ASSET VALUE, END OF YEAR                            $2.59        $2.52         $2.45        $2.64        $2.58
                                                        ======       ======        ======       ======       ======

 Total Return(b)                                          8.56%        8.39%        (1.43)%       8.49%        5.47%

 RATIOS TO AVERAGE NET ASSETS
   Expenses, including expense
   reductions                                             1.70%        1.76%         1.69%        1.66%        1.64%
   Expenses, excluding expense
   reductions                                             1.71%        1.77%         1.69%        1.66%        1.64%
   Net investment income                                  4.00%        5.10%         5.33%        5.36%        6.77%

                                                                               YEAR ENDED 11/30
                                                        ------------------------------------------------------------
 SUPPLEMENTAL DATA:                                      2001         2000          1999        1998         1997
 -------------------------------------------------------------------------------------------------------------------
   Net assets, end of year (000)                       $56,264      $30,250       $33,181      $29,293      $14,205
   Portfolio turnover rate                              688.68%      406.10%       396.37%      399.64%      712.82%

                        SEE NOTES TO FINANCIAL STATEMENTS.

                                                                               YEAR ENDED 11/30
                                                        -----------------------------------------------------------
                                                         2001         2000          1999        1998         1997
                                                        ------       ------        ------      ------       ------
 PER SHARE OPERATING PERFORMANCE (CLASS C SHARES)
 NET ASSET VALUE, BEGINNING OF YEAR                      $2.52        $2.45         $2.65        $2.59        $2.63
                                                        ======       ======        ======       ======       ======
 Investment operations
   Net investment income
   (net of interest expense)                               .11(a)(c)    .13(a)(c)     .14(a)       .15(a)       .18(a)
   Net realized and unrealized gain (loss)
   on investments                                          .11          .08          (.20)         .06         (.03)
                                                        ------       ------        ------        ------      ------
      Total from investment operations                     .22          .21          (.06)         .21          .15
                                                        ------       ------        ------        ------      ------
 Distributions to shareholders from
 net investment income                                    (.14)        (.14)         (.14)        (.15)        (.19)
                                                        ------       ------        ------        ------      ------
 NET ASSET VALUE, END OF YEAR                            $2.60        $2.52         $2.45        $2.65        $2.59
                                                        ======       ======        ======       ======       ======

 Total Return(b)                                          8.93%        8.38%        (1.80)%       8.47%        5.86%

 RATIOS TO AVERAGE NET ASSETS
   Expenses, including expense
   reductions                                             1.70%        1.76%         1.64%        1.62%        1.55%
   Expenses, excluding expense
   reductions                                             1.71%        1.77%         1.64%        1.62%        1.55%
   Net investment income                                  4.14%        5.15%         5.46%        5.69%        7.25%

                                                                               YEAR ENDED 11/30
                                                        ------------------------------------------------------------
 SUPPLEMENTAL DATA:                                      2001         2000          1999        1998         1997
 -------------------------------------------------------------------------------------------------------------------
   Net assets, end of year (000)                      $101,476      $93,163      $118,379     $160,761     $190,889
   Portfolio turnover rate                              688.68%      406.10%       396.37%      399.64%      712.82%

 (a) Calculated using average shares outstanding during the year.

 (b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

 (c) Interest expense is less than $.01.

                        SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION
Lord Abbett Investment Trust (the "Trust") is an open-end management investment company, organized as a Delaware Business Trust on August 16, 1993. The Trust currently consists of six portfolios ("Funds"). This report covers the following four Funds: Balanced Series ("Balanced Fund"), Lord Abbett High Yield Fund ("High Yield Fund"), Limited Duration U.S. Government Securities Series ("Limited Duration Fund"), and U.S. Government Securities Series ("U.S. Government Fund"). Balanced Fund invests in other funds ("Underlying Funds") managed by Lord, Abbett & Co. ("Lord Abbett"). Each Fund is diversified under the Investment Company Act of 1940 (the "Act"). The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which permit management to make certain estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements. Actual results could differ from those estimates.

2.   SIGNIFICANT ACCOUNTING POLICIES
(a) INVESTMENT VALUATION-Securities traded on national or foreign securities exchanges are valued at the last quoted sales price or, if no sales price is available, at the mean between the latest bid and asked prices on such exchange, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Trust's officers, that market more accurately reflects the market value of the bonds. Securities traded only in the over-the-counter market are valued at the mean between the latest bid and asked prices, except that securities admitted to trading on the NASDAQ National Market System are valued at the last sales price if it is determined that such price more accurately reflects the value of such securities. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value. Investments in the Underlying Funds are valued at the closing net asset value per share of each Underlying Fund on the day of valuation.

(b) SECURITY TRANSACTIONS-Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains or losses are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c) INVESTMENT INCOME-Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and discounts are accreted and premiums are amortized using the effective interest method. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d) FEDERAL TAXES-It is the policy of the Trust to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable net investment income and capital gains to its shareholders. Therefore, no federal income tax provision is required.

(e) EXPENSES-Expenses incurred by the Trust that do not specifically relate to an individual Fund are allocated to the Funds within the Trust on a pro rata basis. Expenses excluding class specific expenses are allocated to each class of shares based upon the relative proportion of class net assets at the beginning of the day. Class A, Class B and Class C shares bear all expenses and fees relating to their respective 12b-1 Distribution Plans.

(f) FOREIGN TRANSACTIONS-Transactions denominated in foreign currencies are recorded in the Trust's records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted to reflect current exchange rates.

(g) FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS-High Yield Fund may enter into forward foreign currency exchange contracts in order to reduce its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in foreign currencies. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates and any unrealized gain or loss is included in the net unrealized appreciation (depreciation) on investments, futures contracts and translations of assets and liabilities denominated in foreign currencies. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contracts is included in net realized gain or loss on foreign currency related transactions.

(h) FUTURES CONTRACTS-Futures contracts are marked to market daily, and the variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally open futures contracts are marked to market for federal income tax purposes at fiscal year-end.

(i) REVERSE REPURCHASE AGREEMENTS-Limited Duration Fund and U.S. Government Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security to a securities dealer or bank for cash and agrees to repurchase the same security later at a set price. Reverse repurchase agreements expose a Fund to credit risk, but this risk is reduced because the Fund maintains collateral equal to at least 100% of the market value of the securities sold.

For the year ended November 30, 2001, Limited Duration Fund and U.S. Government Fund had average outstanding reverse repurchase agreement balances of $24,137 and $1,497,667, at a weighted average interest rate of 0.71% and 1.82%, respectively. The maximum balance of reverse repurchase agreements outstanding during the year for Limited Duration Fund and U.S. Government Fund was $556,000 and $52,450,643 which was 1.53% and 4.30% of each month's net assets, respectively.


3. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
MANAGEMENT FEES
The Trust has a management agreement with Lord Abbett pursuant to which Lord Abbett supplies the Trust with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Trust's investment portfolios. The management fee is based on average daily net assets at the following annual rates:

                                  MANAGEMENT FEES              VOLUNTARY WAIVER
-------------------------------------------------------------------------------
Balanced Fund                                .75%                          .75%
High Yield Fund                              .60%                            -
Limited Duration Fund                        .50%                            -
U.S. Government Fund                         .50%(1)                         -

(1) The management fee for U.S. Government Fund is reduced to .45% for average daily net assets in excess of $3 billion.

For the year ended November 30, 2001, Lord Abbett voluntarily waived its management fee for Balanced Fund.

Balanced Fund has entered into a Servicing Arrangement with the Underlying Funds pursuant to which each Underlying Fund will pay a portion of the expenses net of expense reductions (excluding management fee, distribution and service fees) of Balanced Fund in proportion to the average daily value of total Underlying Fund shares owned by Balanced Fund.

12b-1 DISTRIBUTION PLANS

Each of the Funds has adopted a distribution plan (the "Plan") with respect to one or more classes of shares pursuant to Rule 12b-1 of the Act, which provides for the payment of ongoing account maintenance and distribution fees to Lord Abbett Distributor LLC ("Distributor"), an affiliate of Lord Abbett. The fees are accrued daily at annual rates based upon average daily net assets as follows:

FEE                                   CLASS A(4)(5)      CLASS B        CLASS C
-------------------------------------------------------------------------------
Service                                    .25%            .25%     up to .25%(2)
Distribution                               .10%(1)         .75%     up to .75%(2)
Quarterly service fee                         -              -      up to .25%(3)
Quarterly distribution fee                    -              -      up to .75%(3)

(1) In addition, each Fund pays a one-time distribution fee of up to 1% on certain qualifying purchases, which is generally amortized over a two-year period.

(2) Paid at the time such shares are sold, and generally amortized over a one-year period.

(3) Paid at each quarter-end after the first anniversary of the sale of such shares.

(4) For Limited Duration Fund, Class A Plan will not become active until the Fund net assets reach $100 million.

(5) In addition, Balanced Fund, High Yield Fund and U.S. Government Fund pay an incremental marketing expense of approximately .03% of average net assets of Class A.

Class Y does not have a distribution plan.

COMMISSIONS
Distributor received the following commissions on sales of Class A shares of the Trust after concessions were paid to authorized dealers for the year ended November 30, 2001:

                                      DISTRIBUTOR                       DEALERS
                                      COMMISSIONS                   CONCESSIONS
-------------------------------------------------------------------------------
Balanced Fund                           $164,821                      $897,172
High Yield Fund                           52,345                       265,376
Limited Duration Fund                     49,418                       237,599
U.S. Government Fund                     138,602                       675,587

Certain of the Trust's officers and Trustees have an interest in Lord Abbett.

4.   DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared daily and paid monthly for U.S. Government Fund and Limited Duration Fund, and declared and paid monthly for Balanced Fund and High Yield Fund. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in capital.

Permanent items identified during the year ended November 30, 2001, have been reclassified among the components of net assets based on their tax basis treatment as follows:

                                              UNDISTRIBUTED
                                             (DISTRIBUTIONS
                                              IN EXCESS OF)               ACCUMULATED
                                             NET INVESTMENT               NET REALIZED        PAID-IN CAPITAL
                                            INCOME INCREASE              LOSS INCREASE               INCREASE
                                                 (DECREASE)                 (DECREASE)             (DECREASE)
-------------------------------------------------------------------------------------------------------------
Balanced Fund                                            $-                         $-                    $-
High Yield Fund                                     (14,930)                    14,930                     -
Limited Duration Fund                               (35,321)                   176,148              (140,827)
U.S. Government Fund                             18,957,195                 (4,066,209)          (14,890,986)

At November 30, 2001, the capital loss carryforwards along with the related expiration dates are as follows:

                      2002        2003          2004          2005          2007         2008       2009            TOTAL
-----------------------------------------------------------------------------------------------------------------------------
Balanced
Fund          $          -  $         -    $         -    $         -    $       -   $         -   $ 545,937    $     545,937
High
Yield
Fund                     -            -              -              -      222,803     1,012,806   3,320,220        4,555,829
Limited
Duration
Fund               337,525      155,213              -              -      243,562             -           -          736,300
U.S.
Government
Fund          $293,546,620   42,077,390     135,807,633    43,030,400   42,258,127    15,472,949           -      572,193,119

5.   PORTFOLIO SECURITIES TRANSACTIONS
Purchases and sales of investment securities (other than short-term investments) for the year ended November 30, 2001 are as follows:

                                          PURCHASES                        SALES
---------------------------------------------------------------------------------
Balanced Fund                       $    74,595,866                $   36,120,058
High Yield Fund                          73,356,088                    40,913,797
Limited Duration Fund                   173,937,314                   146,909,716
U.S. Government Fund                  9,037,102,946                 9,255,052,266

As of November 30, 2001, the aggregate cost of investments, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) on investments based on cost for federal income tax purposes are as follows:

                                                                                                          NET
                                                          GROSS                  GROSS             UNREALIZED
                                                     UNREALIZED             UNREALIZED           APPRECIATION
                                  TAX COST         APPRECIATION           DEPRECIATION         (DEPRECIATION)
-------------------------------------------------------------------------------------------------------------
Balanced Fund             $  151,076,811           $    356,826          $(11,760,636)          $(11,403,810)
High Yield Fund               64,350,685              2,164,527            (4,198,493)            (2,033,966)
Limited Duration Fund         56,422,589                310,292              (338,237)               (27,945)
U.S. Government Fund       1,542,994,872             22,140,146           (24,640,352)            (2,500,206)

The cost of investments for federal income tax purposes differs from that used for financial reporting purposes. These differences are due to differing treatments for items such as deferred losses on wash sales, CMO income adjustment and cumulative amortization of premium.

At November 30, 2001, High Yield Fund had the following open forward foreign currency exchange contract:

                                                     VALUE AT
                                                  SETTLEMENT DATE
                         SETTLEMENT       -------------------------------                       UNREALIZED
CURRENCY        TYPE        DATE          LOCAL CURRENCY     U.S. DOLLARS     MARKET VALUE         GAIN
----------------------------------------------------------------------------------------------------------
Euro            Sell      03/26/02            175,000          $159,250         $156,159          $3,091

6.   FEDERAL INCOME TAX STATUS
Capital losses incurred after October 31, ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. High Yield Fund incurred and will elect to defer net capital losses of $68,216 during fiscal 2001.

At November 30, 2001, High Yield Fund had temporary book/tax differences primarily attributable to post October losses and capital loss deferrals on wash sales.

7.   TRUSTEES' REMUNERATION
The Trustees associated with Lord Abbett and all officers of the Trust receive no compensation from the Trust for acting as such. Outside Trustees' fees are allocated among all funds in the Lord Abbett Family of Funds based on the net assets of each fund. The outside Trustees may elect to defer receipt of such fees. The deferred fees earn a return based on the performance of the Trust and other funds within the Lord Abbett Family of Funds. Such cost and earnings accrued thereon are included in Trustees' fees on the Statements of Operations and are not deductible for federal income tax purposes until such amounts are paid. There is a Defined Contribution Plan available to all Trustees. Refer to
Note 10 for basic information about Fund Trustees.

8.   EXPENSE REDUCTIONS
The Trust has entered into arrangements with its transfer agent and custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Trust's expenses.

9.   LINE OF CREDIT
High Yield Fund, along with certain other funds managed by Lord Abbett, has available a $200,000,000 unsecured revolving credit facility ("Facility"), from a consortium of banks, to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Any borrowings under this Facility will bear interest at current market rates as defined in the agreement. The fee for this Facility is an annual rate of 0.085%. At November 30, 2001 there were no loans outstanding pursuant to this Facility nor was the Facility utilized at any time during the period.

10.  SUMMARY OF CAPITAL TRANSACTIONS
The Trust has an unlimited number of shares of $0.001 par value capital stock of beneficial interest authorized.

                                                                     YEAR ENDED                    YEAR ENDED
BALANCED FUND                                                 NOVEMBER 30, 2001             NOVEMBER 30, 2000
-------------------------------------------------------------------------------------------------------------
CLASS A SHARES                                             SHARES        AMOUNT          SHARES        AMOUNT
-------------------------------------------------------------------------------------------------------------
SHARES SOLD                                             3,046,500   $ 33,410,146      1,454,294 $  17,100,104
REINVESTMENT OF DISTRIBUTIONS                             664,327      7,413,501        636,443     7,507,747
SHARES REACQUIRED                                     (1,107,479)   (12,253,832)    (1,458,773)  (17,166,941)
-------------------------------------------------------------------------------------------------------------
INCREASE                                                2,603,348   $ 28,569,815        631,964   $ 7,440,910
-------------------------------------------------------------------------------------------------------------
CLASS B SHARES
-------------------------------------------------------------------------------------------------------------
SHARES SOLD                                               939,637   $ 10,298,459        418,167   $ 4,904,461
REINVESTMENT OF DISTRIBUTIONS                             124,293      1,386,258        108,680     1,280,340
SHARES REACQUIRED                                       (283,715)    (3,121,683)      (258,926)   (3,042,498)
-------------------------------------------------------------------------------------------------------------
INCREASE                                                  780,215   $ 8,563,034         267,921   $ 3,142,303
-------------------------------------------------------------------------------------------------------------
CLASS C SHARES
-------------------------------------------------------------------------------------------------------------
SHARES SOLD                                               664,972    $ 7,342,289        382,651   $ 4,509,104
REINVESTMENT OF DISTRIBUTIONS                             122,663      1,367,913        124,833     1,469,123
SHARES REACQUIRED                                       (309,707)    (3,446,760)      (360,248)   (4,210,404)
-------------------------------------------------------------------------------------------------------------
INCREASE                                                  477,928   $ 5,263,442         147,236  $  1,767,823
-------------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED                    YEAR ENDED
HIGH YIELD FUND                                               NOVEMBER 30, 2001             NOVEMBER 30, 2000
-------------------------------------------------------------------------------------------------------------
CLASS A SHARES                                             SHARES        AMOUNT          SHARES        AMOUNT
-------------------------------------------------------------------------------------------------------------
SHARES SOLD                                             2,867,680  $  24,310,913        948,423  $  8,865,697
REINVESTMENT OF DISTRIBUTIONS                             196,917      1,667,884        128,815     1,193,505
SHARES REACQUIRED                                      (1,383,720)   (11,863,146)      (445,528)   (4,127,551)
-------------------------------------------------------------------------------------------------------------
INCREASE                                                1,680,877  $  14,115,651        631,710  $  5,931,651
-------------------------------------------------------------------------------------------------------------
CLASS B SHARES
-------------------------------------------------------------------------------------------------------------
SHARES SOLD                                             1,249,302  $  10,562,113        414,256  $  3,838,208
REINVESTMENT OF DISTRIBUTIONS                              69,614        589,369         50,774       470,381
SHARES REACQUIRED                                        (359,280)    (3,045,937)      (320,769)   (2,984,102)
-------------------------------------------------------------------------------------------------------------
INCREASE                                                  959,636  $   8,105,545        144,261  $  1,324,487
-------------------------------------------------------------------------------------------------------------
CLASS C SHARES
-------------------------------------------------------------------------------------------------------------
SHARES SOLD                                             1,774,602  $  14,964,840        227,753  $  2,141,061
REINVESTMENT OF DISTRIBUTIONS                              56,868        483,788         43,005       398,341
SHARES REACQUIRED                                        (373,531)    (3,150,239)      (200,599)   (1,829,969)
-------------------------------------------------------------------------------------------------------------
INCREASE                                                1,457,939  $  12,298,389         70,159  $    709,433
-------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
-------------------------------------------------------------------------------------------------------------
REINVESTMENT OF DISTRIBUTIONS                              14.007          $ 118         12.224  $        114
-------------------------------------------------------------------------------------------------------------
INCREASE                                                   14.007          $ 118         12.224  $        114
-------------------------------------------------------------------------------------------------------------

                                                                     YEAR ENDED                    YEAR ENDED
LIMITED DURATION FUND                                         NOVEMBER 30, 2001             NOVEMBER 30, 2000
-------------------------------------------------------------------------------------------------------------
CLASS A SHARES                                             SHARES         AMOUNT         SHARES        AMOUNT
-------------------------------------------------------------------------------------------------------------
SHARES SOLD                                            10,823,240 $   48,266,024     1,274,153 $    5,542,009
REINVESTMENT OF DISTRIBUTIONS                             157,132        698,545        68,188        297,348
SHARES REACQUIRED                                     (7,184,611)   (32,041,208)   (1,623,563)    (7,079,767)
-------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE)                                     3,795,761 $   16,923,361     (281,222) $  (1,240,410)
-------------------------------------------------------------------------------------------------------------
CLASS C SHARES
SHARES SOLD                                             5,478,821 $   24,725,104       210,645 $      918,875
REINVESTMENT OF DISTRIBUTIONS                              37,036        166,437        17,292         75,209
SHARES REACQUIRED                                       (797,576)    (3,583,638)     (658,041)    (2,851,408)
-------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE)                                     4,718,281 $   21,307,903     (430,104) $  (1,857,324)
-------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT FUND
CLASS A SHARES
SHARES SOLD                                            61,537,534 $  157,030,530    23,902,563 $   58,518,158
REINVESTMENT OF DISTRIBUTIONS                          16,814,708     43,158,929    18,682,874     45,601,081
SHARES REACQUIRED                                   (106,323,409)  (271,322,702) (145,804,390)  (355,499,220)
-------------------------------------------------------------------------------------------------------------
DECREASE                                             (27,971,167) $(71,133,243)  (103,218,953) $(251,379,981)
-------------------------------------------------------------------------------------------------------------
CLASS B SHARES
-------------------------------------------------------------------------------------------------------------
SHARES SOLD                                            13,496,384 $   34,700,681     2,853,143 $    7,115,852
REINVESTMENT OF DISTRIBUTIONS                             402,260      1,035,144       282,127        689,260
SHARES REACQUIRED                                     (4,234,051)   (10,874,952)   (4,639,100)   (11,315,474)
INCREASE (DECREASE)                                     9,664,593 $   24,860,873   (1,503,830) $  (3,510,362)
-------------------------------------------------------------------------------------------------------------
CLASS C SHARES
-------------------------------------------------------------------------------------------------------------
SHARES SOLD                                            10,472,723 $   26,994,264      2,536,730 $   6,289,805
REINVESTMENT OF DISTRIBUTIONS                             842,991      2,171,477        962,227     2,352,981
SHARES REACQUIRED                                     (9,342,347)   (24,027,386)   (14,694,773)  (35,937,108)
-------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE)                                     1,973,367 $    5,138,355   (11,195,816) $(27,294,322)
-------------------------------------------------------------------------------------------------------------

11.   BASIC INFORMATION ABOUT FUND TRUSTEES (UNAUDITED)
The Trust's Board of Trustees is responsible for the management of the business and affairs of each Fund.

The following Trustee is the managing partner of Lord, Abbett & Co. ("Lord Abbett"), 90 Hudson Street, Jersey City, New Jersey 07302-3973. He has been associated with Lord Abbett for over five years and is also an officer, director, or trustee of the fourteen other Lord Abbett-sponsored funds consisting of 43 portfolios or series.

*ROBERT S. DOW, Chairman and President since 1996
Date of birth: 3/8/1945

*Mr. Dow is an "interested person" as defined in the Act.

The following outside Trustees are also directors or trustees of the fourteen other Lord Abbett-sponsored funds referred to above.

E. THAYER BIGELOW, Trustee since 1994
Date of birth: 8/22/1941
Bigelow Media, LLC
717 Fifth Avenue, 26th Floor
New York, New York

Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. 1998 - 2000); Acting Chief Executive Officer of Courtroom Television Network (1997 - 1998); President and Chief Executive Officer of Time Warner Cable Programming, Inc. (1991 - 1997). Currently serves as a director of Crane Co. and Huttig Building Products Inc.

WILLIAM H.T. BUSH, Trustee since 1998
Date of birth: 7/14/1938
Bush-O'Donnell & Co., Inc.
101 South Hanley Road, Suite 1025
St. Louis, Missouri

Co-founder and Chairman of the Board of the financial advisory firm of Bush-O'Donnell & Company (since 1986). Currently serves as director of Rightchoice Managed Care, Inc., Mississippi Valley Bancorp, DT Industries Inc., and Engineered Support Systems, Inc.

ROBERT B. CALHOUN, JR., Trustee since 1998
Date of birth: 10/25/1942
Monitor Clipper Partners
Two Canal Park
Cambridge, Massachusetts

Managing Director of Monitor Clipper Partners (since 1997) and President of Clipper Asset Management Corp., both private equity investment funds (since
1990). Currently serves as director of Avondale, Inc., Avondale Mills, Inc., IGI/Earth Color, Inc., and Interstate Bakeries Corp.

STEWART S. DIXON, Trustee since 1976
Date of birth: 11/5/1930
Wildman, Harrold, Allen & Dixon
225 W. Wacker Drive, Suite 2800
Chicago, Illinois

Partner in the law firm of Wildman, Harrold, Allen & Dixon (since 1967).

FRANKLIN W. HOBBS,  Trustee since 2000
Date of birth: 7/30/1947
Houlihan Lokey Howard & Zukin
685 Third Ave.
New York, New York

Chief Executive Officer of Houlihan Lokey Howard & Zukin (since 2002). Chairman of Warburg Dillon Read (1999 - 2000); Global Head of Corporate Finance of SBC Warburg Dillon Read (1997 - 1999); Chief Executive Officer of Dillon, Read & Co. (1994 - 1997).

C. ALAN MACDONALD, Trustee since 1988
Date of birth: 5/19/1933
415 Round Hill Road
Greenwich, Connecticut

Retired - Special Projects Consulting (since 1992). Formerly officer of Stouffers/Nestle (1955 - 1991) Chief Executive Officer & President of Nestle Foods (1983 - 1991). Currently serves as director of Fountainhead Water Company, Careside, Inc., Lincoln Snacks, J.B. Williams Co., Inc. and Seix Fund, Inc. Seix Fund, Inc. is a registered investment company that is advised by Seix Investment Advisors Inc. Seix Investment Advisors Inc.'s Chairman, CEO, and Chief Investment Officer is married to Robert Dow, the Fund's Chairman and President and Managing General Partner of Lord Abbett.

THOMAS J. NEFF, Trustee since 1982
Date of birth: 10/02/1937
Spencer Stuart, U.S.
277 Park Avenue
New York, New York

Chairman of Spencer Stuart U.S., an executive search consulting firm (since
1976). Currently serves as director of Ace, Ltd. and Exult, Inc.

Please call 1-888-522-2388 for Statement of Additional Information (SAI) about more information on the fund's trustees that is available free upon request.

INDEPENDENT AUDITORS' REPORT

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS
LORD ABBETT INVESTMENT TRUST

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Lord Abbett Investment Trust - Balanced Series, Lord Abbett High Yield Fund, Limited Duration U.S. Government Securities Series and U.S. Government Securities Series (the "Funds") as of November 30, 2001, and the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Investment Trust - Balanced Series, Lord Abbett High Yield Fund, Limited Duration U.S. Government Securities Series and U.S. Government Securities Series as of November 30, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

New York, New York
January 24, 2002

LORD ABBETT [LOGO]


  This report when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current Fund
                                  Prospectus.

               Lord Abbett Mutual Fund shares are distributed by:
                           LORD ABBETT DISTRIBUTOR LLC
              90 Hudson Street - Jersey City, New Jersey 07302-3973



LORD ABBETT [LOGO]





               Lord Abbett Investment Trust
                      Balanced Series
                      Lord Abbett High Yield Fund
                      Limited Duration U.S. Government Securities Series U.S. Government Securities Series

                                                                     LAIT-2-1101
                                                                          (1/02)